As filed with the Securities and Exchange Commission on October 27, 2003
                                           Securities Act File No. 333-108409
                                    Investment Company Act File No. 811-21423
==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM N-2
                            ________________________

[X]   Registration Statement under the Securities Act of 1933
[X]   Pre-Effective Amendment No. 1
[ ]   Post-Effective Amendment No.
                                     and/or

[X]   Registration Statement under the Investment
      Company Act of 1940
[X]   Amendment No. 1
                        (Check Appropriate Box or Boxes)
                            ________________________

                       THE GABELLI DIVIDEND & INCOME TRUST
               (Exact Name of Registrant as Specified in Charter)
                            ________________________

                              One Corporate Center
                            Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (800) 422-3554

                                 Bruce N. Alpert
                       The Gabelli Dividend & Income Trust
                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5100
                     (Name and Address of Agent for Service)
                            ________________________

                                   Copies to:

Richard T. Prins, Esq.            James E. McKee, Esq.          Leonard B. Mackey, Jr., Esq.
Skadden, Arps, Slate,     The Gabelli Dividend & Income Trust     Clifford Chance US LLP
  Meagher & Flom LLP             One Corporate Center                 200 Park Avenue
   Four Times Square           Rye, New York 10580-1422          New York, New York  10166
New York, New York 10036            (914) 921-5100                    (212) 878-8000
    (212) 735-3000

                            ________________________

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

         It is proposed that this filing will become effective (check appropriate box) [X] When declared effective pursuant to section 8(c).

         If appropriate, check the following box:
         [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

         [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is [ ].

                            ________________________



                 CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
====================================================================================================
                                                                  Proposed
                                               Proposed            Maximum
                                                Maximum           Aggregate
                          Amount Being      Offering Price        Offering            Amount of
Title of Securities        Registered        Per Share(1)           Price       Registration Fee (2)
-------------------       ------------      --------------        ---------     --------------------
Common Shares, $.001     500,000 Shares           $20            $10,000,000            $809
par value

(1) Estimated solely for the purpose of calculating the registration fee.
(2) $606.75 previously paid.

                            ________________________

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.
===============================================================================


                              CROSS-REFERENCE SHEET

         N-2 Item Number                                      Location in Part A (Caption)
---------------------------------------------------------------------------------------------------------------------
PART A

1.       Outside Front Cover..............................    Outside Front Cover Page

2.       Inside Front and Outside Back Cover
           Page...........................................    Outside Front Cover Page; Inside Front Cover Page

3.       Fee Table and Synopsis...........................    Summary; Summary of Fund Expenses

4.       Financial Highlights.............................    Not Applicable

5.       Plan of Distribution.............................    Outside Front Cover Page; Summary; Underwriting

6.       Selling Shareholders.............................    Not Applicable

7.       Use of Proceeds..................................    Use of Proceeds; Investment Objective and Policies

8.       General Description of the
           Registrant.....................................    Outside Front Cover Page; Summary; The Fund; Investment
                                                              Objective and Policies; Risk Factors & Special
                                                              Considerations; How the Fund Manages Risk; Description
                                                              of the Shares; Anti-takeover Provisions of the Fund's
                                                              Governing Documents

9.       Management.......................................    Outside Front Cover Page; Summary; Management of the
                                                              Fund; Custodian, Transfer Agent, Dividend-Disbursing Agent

10.      Capital Shares, Long-Term Debt,
           and Other Securities...........................    Outside Front Cover Page; Summary; Investment Objective
                                                              and Policies; Description of the Shares; Description of
                                                              Capitalization; Taxation

11.      Defaults and Arrears on Senior
           Securities.....................................    Not Applicable

12.      Legal Proceedings................................    Not Applicable

13.      Table of Contents of the Statement
           of Additional Information......................    Table of Contents of the Statement of Additional
                                                              Information


PART B                                                        Location in Statement of
                                                              Additional Information
---------------------------------------------------------------------------------------------------------------------

14.      Cover Page.......................................    Outside Front Cover Page

15.      Table of Contents................................    Outside Front Cover Page

16.      General Information and History..................    Not Applicable

17.      Investment Objective and
           Policies.......................................    Investment Objective and Policies; Investment
                                                              Restrictions

18.      Management.......................................    Management of the Fund

19.      Control Persons and Principal
           Holders of Securities..........................    Not Applicable

20.      Investment Advisory and Other
           Services.......................................    Management of the Fund

21.      Brokerage Allocation and Other
           Practices......................................    Portfolio Transactions

22.      Tax Status.......................................    Taxation

23.      Financial Statements.............................    Not Applicable


PART C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

[FLAG]
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                              Subject to Completion
                 Preliminary Prospectus dated October [__], 2003

PROSPECTUS                         SHARES                        [GABELLI LOGO]
----------

                       The Gabelli Dividend & Income Trust

                      Common Shares of Beneficial Interest
                                $20.00 per share

         The Gabelli Dividend & Income Trust, or the Fund, is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of total return with an emphasis on dividends and income. Gabelli Funds, LLC serves as investment adviser to the Fund. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund's objective will be achieved.

         Under normal market conditions, the Fund invests at least 80% of its assets in dividend paying or other income producing securities. In addition, under normal market conditions, at least 50% of the Fund's assets will consist of dividend paying equity securities. In making stock selections, the Fund's investment adviser looks for securities that have a superior yield, as well as capital gains potential.

         The Fund currently anticipates that it will issue preferred shares following the completion of this offering of common shares, in order to seek incremental return for the Fund's common shareholders. The use of preferred shares to leverage the common shares may involve greater risk to common shareholders.

         The Fund expects the common shares to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol "GDV".

         Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end funds generally trade at a discount from net asset value and this creates a risk of loss for an investor purchasing shares in an initial public offering.

         Investing in the Fund's common shares involves risks. See "Risk Factors and Special Considerations" on page [__] for factors that should be considered before investing in the common shares of the Fund.
                              _____________________


                                      Per Share                   Total
                                      ---------                   -----

      Public Offering Price           $20.00                      $

      Sales Load(2)                   $  .90                      $

      Estimated offering expenses(1)  $  .04                      $

      Proceeds to the Fund
      (after expenses)                $19.06                      $

         (1) Organizational and offering expenses payable by the Fund are estimated at $1,000,000.

         (2) The Fund has agreed to pay the underwriters $.0067 per common share as a partial reimbursement of expenses issued in connection with the offering. See "Underwriting."

         The underwriters may also purchase up to an additional [__] common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The common shares will be ready for delivery on or about on     , 2003.
                              ____________________



Merrill Lynch & Co.                 Citigroup                          A.G. Edwards & Sons, Inc.
                                    Gabelli & Company, Inc.
Raymond James                       RBC Capital Markets                Wells Fargo Securities, LLC
Advest, Inc.                        BB&T Capital Markets               H&R Block Financial Advisors, Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.   Janney Montgomery Scott LLC
Legg Mason Wood Walker               McDonald Investments Inc.         Morgan Keegan & Company, Inc.
            Incorporated
Oppenheimer                         Quick & Reilly, Inc.               Ryan Beck & Co.
Stifel, Nicolaus & Company                  SunTrust Robinson Humphrey          TD Waterhouse
           Incorporated
Wedbush Morgan Securities Inc.      Claymore Securities, Inc.                   Hennion & Walsh, Inc.

                              ____________________

                  The date of this prospectus is      , 2003.

(continued from previous page)

         You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated , [__] 2003, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page[ ] of this prospectus, by calling (888) 825-2257 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

         The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Prospectus Summary............................................................1
Summary of Fund Expenses.....................................................10
Use of Proceeds..............................................................12
The Fund.....................................................................12
Investment Objective and Policies............................................12
Leverage.....................................................................19
Risk Factors and Special Considerations......................................22
How the Fund Manages Risk....................................................29
Management of the Fund.......................................................30
Portfolio Transactions.......................................................33
Dividends and Distributions..................................................33
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.............34
Description of the Shares ...................................................35
Anti-Takeover Provisions of the Fund's Governing Documents...................36
Closed-End Fund Structure....................................................37
Repurchase of Common Shares..................................................37
Taxation.....................................................................38
Custodian, Transfer Agent and Dividend-Disbursing Agent......................40
Underwriting.................................................................41
Legal Matters................................................................43
Additional Information.......................................................43
Privacy Principles of the Fund...............................................44
Special Note Regarding Forward-looking Statements............................44
Table of Contents of SAI.....................................................45



         You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any state where the offer or sale is not permitted.

                              PROSPECTUS SUMMARY

         This is only a summary. This summary may not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained in this prospectus and the Statement of Additional Information, dated [__], 2003 (the "SAI").

The Fund................................ The Gabelli Dividend & Income Trust
                                         is a newly organized, closed-end,
                                         non-diversified management investment
                                         company organized under the laws of
                                         the State of Delaware. Throughout
                                         this prospectus, we refer to The
                                         Gabelli Dividend & Income Trust as
                                         the "Fund" or as "we," "us" or "our."
                                         See "The Fund."

The Offering............................ The Fund is offering common shares of beneficial interest at $20.00 per
                                         share through a group of underwriters
                                         (the "Underwriters") led by Merrill
                                         Lynch, Pierce, Fenner & Smith
                                         Incorporated ("Merrill Lynch"). The
                                         common shares of beneficial interest
                                         are called "common shares" in the
                                         rest of this prospectus. You must
                                         purchase at least 100 common shares
                                         ($2,000) in order to participate in
                                         this offering. The Fund has given the
                                         Underwriters an option to purchase up
                                         to [__] additional common shares to
                                         cover orders in excess of [__] common
                                         shares. See "Underwriting."

Investment Objective and Policies....... The Fund's investment objective is to provide a high level of total return
                                         on its assets with an emphasis on
                                         dividends and income. The Fund will
                                         attempt to achieve its investment
                                         objective by investing, under normal
                                         market conditions, at least 80% of
                                         its assets in dividend paying
                                         securities (such as common and
                                         preferred stock) or other income
                                         producing securities (such as fixed
                                         income debt securities and securities
                                         that are convertible into common
                                         stock). In addition, under normal
                                         market conditions, at least 50% of
                                         the Fund's assets will consist of
                                         dividend paying equity securities
                                         The Fund may other invest up to 35% of
                                         its total assets in the securities of
                                         non-U.S. issuers and up to 25% of its
                                         total assets in securities of issuers
                                         in a single industry. There is no
                                         minimum credit rating for debt
                                         securities in which the Fund may
                                         invest, although the Fund will not
                                         invest more than 10% of its total
                                         assets in fixed-income nonconvertible
                                         securities rated in the lower rating
                                         categories of recognized statistical
                                         rating agencies or non-rated securities
                                         of comparable quality, which are
                                         commonly referred to as "junk bonds."
                                         See "Investment Objective and
                                         Policies."

                                         The Investment Adviser's investment
                                         philosophy with respect to both equity
                                         and debt securities is to identify
                                         assets that are selling in the public
                                         market at a discount to their private
                                         market value. The Investment Adviser
                                         defines private market value as the
                                         value informed purchasers are willing
                                         to pay to acquire assets with similar
                                         characteristics. In making stock
                                         selections, the Fund's Investment
                                         Adviser looks for securities that have
                                         a superior yield, as well as capital
                                         gains potential. No assurance can be
                                         given that the Fund will achieve its
                                         investment objective.

Use of Leverage......................... The Fund currently anticipates issuing preferred shares following
                                         completion of this offering of common
                                         shares, upon a determination by the
                                         Board of Trustees that the issuance
                                         of preferred shares is in the best
                                         interests of the Fund's common
                                         shareholders. As provided in the
                                         Investment Company Act of 1940 (the
                                         "1940 Act") and subject to certain
                                         exceptions, the Fund may issue
                                         preferred shares so long as the
                                         Fund's total assets immediately after
                                         such issuance, less certain ordinary
                                         course liabilities, exceed 200% of
                                         the sum of the amount of preferred
                                         shares and debt outstanding. In
                                         accordance with Securities and
                                         Exchange Commission staff guidelines,
                                         the Fund may also issue convertible
                                         preferred shares, which may permit
                                         the Fund to obtain leverage at
                                         attractive rates. Use of leverage may
                                         magnify the impact on the common
                                         shareholder of changes in net asset
                                         value and the cost of leverage may
                                         exceed the return on the securities
                                         acquired with the proceeds of the
                                         leverage, thereby diminishing rather
                                         than enhancing the return to such
                                         shareholders and generally making the
                                         Fund's total return to such
                                         shareholders more volatile. In
                                         addition, the Fund may be required to
                                         sell investments in order to meet
                                         dividend or interest payment
                                         obligations on the preferred shares
                                         when it may be disadvantageous to do
                                         so. Leveraging through the issuance
                                         of preferred shares requires that the
                                         holders of the preferred shares have
                                         class voting rights on various
                                         matters that could make it more
                                         difficult for the holders of the
                                         common shares to change the investment
                                         objective or fundamental policies of
                                         the Fund, to convert it to an
                                         open-end fund or make certain other
                                         changes. See "Investment Objective
                                         and Polices -- Certain Investment
                                         Practices -- Leverage" and "Risk
                                         Factors and Special Considerations --
                                         Leverage Risks."

                                         The fee paid to the Investment
                                         Adviser is calculated on the basis of
                                         the Fund's net assets including
                                         proceeds from the issuance of
                                         preferred shares. However, the
                                         Investment Adviser has voluntarily
                                         agreed to not charge investment
                                         management fees on assets
                                         attributable to preferred shares for
                                         any calendar year except to the
                                         extent the Fund's rate of total
                                         return allocable to common
                                         shareholders, including distributions
                                         and the management fee subject to
                                         potential waiver, is equal to or
                                         exceeds the cost of the leverage for
                                         that year. This waiver will apply as
                                         long as any such preferred shares are
                                         outstanding. Consequently, during
                                         periods in which the Fund is
                                         utilizing financial leverage, the
                                         investment management fees payable to
                                         the Investment Adviser may be higher
                                         than if the Fund did not utilize a
                                         leveraged capital structure. See
                                         "Leverage."


Dividends and Distributions............. In order to allow its holders of common shares to realize a
                                         predictable, but not assured, level
                                         of cash flow and some periodic
                                         liquidity from their investment
                                         without having to sell shares, the
                                         Fund's Board of Trustees has adopted
                                         a policy, which may be modified at
                                         any time by the Board of Trustees, of
                                         paying quarterly distributions on its
                                         common shares. The Board has
                                         initially determined to pay
                                         distributions quarterly at an annual
                                         rate of 6.00% of the initial public
                                         offering price and to pay an additional
                                         distribution on an annual basis of
                                         any realized income in excess of the
                                         quarterly distributions for that
                                         year. Quarterly distributions are
                                         expected to be paid in March, June,
                                         September and December of each year,
                                         commencing in March, 2004.

                                         If, for any calendar year, the total
                                         quarterly distributions exceed
                                         investment company taxable income and
                                         net capital gain, the excess will
                                         generally be treated as a tax-free
                                         return of capital up to the amount of
                                         a shareholder's tax basis in the
                                         common shares. Any distributions
                                         which (based upon the Fund's full
                                         year performance) constitute tax-free
                                         return of capital will reduce a
                                         shareholder's tax basis in the common
                                         shares, thereby increasing such
                                         shareholder's potential gain or
                                         reducing his or her potential loss on
                                         the sale of the common shares. Any
                                         amounts distributed to a shareholder
                                         in excess of the shareholder's basis
                                         in the common shares will generally
                                         be taxable to the shareholder as
                                         capital gain. See "Taxation."

                                         Ordinary and capital gain
                                         distributions paid (or in the case of
                                         capital gain, credited) by the Fund
                                         will be automaticall reinvested in
                                         additional shares of the Fund unless
                                         a shareholder elects to receive cash
                                         or the shareholder's broker does not
                                         provide reinvestment services. See
                                         "Automatic Distribution Reinvestment
                                         and Voluntary Cash Repurchase Plan."
                                         Because the Fund's Distribution
                                         Policy may be changed by the Board at
                                         any time, there can be no assurance
                                         that the Fund will pay distributions
                                         or pay distributions at a particular
                                         rate.

Tax Treatment of Common
     Share Distributions................ The Fund expects that distributions paid on the common shares will
                                         consist of (i) qualified dividend
                                         income (income from domestic and
                                         certain foreign corporations), (ii)
                                         long-term capital gain (gain from the
                                         sale of a capital asset held longer
                                         than 12 months) and (iii) investment
                                         company taxable income (other than
                                         qualified dividend income), including
                                         interest income, short-term capital
                                         gain and income from certain hedging
                                         and interest rate transactions. For
                                         individuals, currently the maximum
                                         federal income tax rate is 15% on
                                         qualified dividend income, 15% on
                                         long-term capital gain and 35% on
                                         investment company taxable income
                                         (other than qualified dividend
                                         income). These tax rates are
                                         scheduled to apply through 2008. We
                                         cannot assure you as to what
                                         percentage of the distributions paid
                                         on the common shares, if any, will
                                         consist of tax-advantaged qualified
                                         dividend income or long-term capital
                                         gains. For a more detailed
                                         discussion, see "Taxation."

Use of Proceeds......................... The Fund will use the net proceeds from the offering to purchase
                                         portfolio securities in accordance
                                         with its investment objective and
                                         policies. See "Use of Proceeds."

Listing of the Common Shares............ The common shares are expected to be listed on the New York Stock
                                         Exchange, subject to notice of
                                         issuance, under the trading or
                                         "ticker" symbol "GDV". See "Description
                                         of the Shares."

Market Price of Shares ................. Common shares of closed-end investment companies often trade
                                         at prices lower than their net asset
                                         value. Common shares of closed-end
                                         investment companies like the Fund
                                         have during some periods traded at
                                         prices higher than their net asset
                                         value and have during other periods
                                         traded at prices lower than their net
                                         asset value. We cannot assure you
                                         that the Fund's common shares will
                                         trade at a price higher than or equal
                                         to net asset value. The Fund's net
                                         asset value will be reduced
                                         immediately following this offering
                                         by the sales load and the amount of
                                         the organization and offering
                                         expenses paid by the Fund. See "Use
                                         of Proceeds." In addition to net
                                         asset value, the market price of the
                                         Fund's common shares may be affected
                                         by such factors as the Fund's
                                         distribution stability, liquidity,
                                         market supply and demand, any use of
                                         leverage and the Fund's distribution
                                         level. See "Risk Factors and Special
                                         Considerations," "Description of
                                         Shares" and "Repurchase of Shares."
                                         The common shares are designed
                                         primarily for long-term investors,
                                         and you should not purchase common
                                         shares of the Fund if you intend to
                                         sell them shortly after purchase.

Risk Factors and
     Special Considerations............. Risk is inherent in all investing.
                                         Therefore, before investing in common
                                         shares you should consider the risks
                                         carefully.

                                         Fund Distribution Risk. Pursuant to
                                         its distribution policy, the Fund
                                         intends to make regular quarterly
                                         distributions on its common shares.
                                         To the extent the total quarterly
                                         distributions for a year exceed the
                                         Fund's net investment company taxable
                                         income and net realized capital gain
                                         for that year, the excess will
                                         generally constitute a return of
                                         capital. Return of capital
                                         distributions are generally tax-free
                                         up to the amount of a shareholder's
                                         tax basis in the shares. See
                                         "Taxation." In addition, such excess
                                         distributions will decrease the
                                         Fund's total assets and may increase
                                         the Fund's expense ratio. In order to
                                         make such distributions, the Fund may
                                         have to sell a portion of its
                                         investment portfolio at a time when
                                         independent investment judgment may
                                         not dictate such action.

                                         No Operating History. The Fund is a
                                         newly organized, non-diversified,
                                         closed-end management investment
                                         company with no operating history.
                                         See "Risk Factors and Special
                                         Considerations -- No Operating
                                         History."

                                         Long-Term Objective; Not a Complete
                                         Investment Program. The Fund is
                                         intended for investors seeking
                                         long-term capital growth and income.
                                         The Fund is not meant to provide a
                                         vehicle for those who wish to play
                                         short-term swings in the stock
                                         market. An investment in shares of
                                         the Fund should not be considered a
                                         complete investment program. Each
                                         shareholder should take into account
                                         the Fund's investment objective as
                                         well as the shareholder's other
                                         investments when considering an
                                         investment in the Fund. See "Risk
                                         Factors and Special Considerations --
                                         Long-term Objective; Not a Complete
                                         Investment Program."

                                         Leverage Risk. Leverage entails two
                                         primary risks. The first risk is that
                                         the use of leverage magnifies the
                                         impact on the holders of common
                                         shares of changes in net asset value.
                                         For example, if the Fund were to use
                                         33% leverage, it would show a 1.5%
                                         increase or decline in net asset
                                         value for each 1% increase or decline
                                         in the value of its total assets. The
                                         second risk is that the cost of
                                         leverage will exceed the return on
                                         the securities acquired with the
                                         proceeds of leverage, thereby
                                         diminishing rather than enhancing the
                                         return to holders of common shares.
                                         These two risks would generally make
                                         the Fund's total return to holders of
                                         common shares more volatile were it
                                         to use leverage.

                                         So long as the Fund uses leverage it
                                         may be required to sell investments
                                         in order to meet dividend or interest
                                         payments on the debt or preferred
                                         shares when it may be disadvantageous
                                         to do so. In addition, a decline in
                                         net asset value could affect the
                                         ability of the Fund to make common
                                         share distributions and such a
                                         failure to make distributions could
                                         result in the Fund ceasing to qualify
                                         as a regulated investment company
                                         under the Code. See "Taxation."
                                         Finally, if the asset coverage for
                                         preferred shares or debt securities
                                         declines to less than 200% or 300%,
                                         respectively (as a result of market
                                         fluctuations or otherwise), the Fund
                                         may be required to sell a portion of
                                         its investments to redeem the
                                         preferred shares or repay the debt
                                         when it may be disadvantageous to do
                                         so. See "Risk Factors and Specific
                                         Considerations - Leverage Risk."

                                         Market Discount Risk. Whether
                                         investors will realize gains or
                                         losses upon the sale of shares of the
                                         Fund will depend upon the market
                                         price of the shares at the time of
                                         sale, which may be less or more than
                                         the Fund's net asset value per share.
                                         Since the market price of the shares
                                         will be affected by such factors as
                                         the relative demand for and supply of
                                         the shares in the market, general
                                         market and economic conditions and
                                         other factors beyond the control of
                                         the Fund, the Fund cannot predict
                                         whether the shares will trade at,
                                         below or above net asset value or at,
                                         below or above the public offering
                                         price. Shares of closed-end funds
                                         often trade at a discount to their
                                         net asset values and the Fund's
                                         shares may trade at such a discount.
                                         This risk may be greater for
                                         investors expecting to sell their
                                         shares of the Fund soon after
                                         completion of the public offering.
                                         The shares of the Fund were designed
                                         primarily for long-term investors,
                                         and investors in the shares should
                                         not view the Fund as a vehicle for
                                         trading purposes. See "Risk Factors
                                         and Special Considerations -- Market
                                         Discount Risk."

                                         Equity Risk. A principal risk of
                                         investing in the Fund is equity risk,
                                         which is the risk that the securities
                                         held by the Fund will fall due to
                                         general market and economic
                                         conditions, perceptions regarding the
                                         industries in which the issuers of
                                         securities held by the Fund
                                         participate and the particular
                                         circumstances and performance of
                                         particular companies whose securities
                                         the Fund holds. An investment in the
                                         Fund represents an indirect
                                         investment in the securities owned by
                                         the Fund, which are for the most part
                                         traded on a securities exchange or in
                                         the over-the-counter markets. The
                                         value of these securities, like other
                                         market investments, may move up or
                                         down, sometimes rapidly and
                                         unpredictably. The value of an
                                         investment in the Fund may at any
                                         point in time be worth less than the
                                         original investment, even after
                                         taking into account any reinvestment
                                         of distributions. See "Risk Factors
                                         and Special Considerations - Equity
                                         Risk."

                                         Common Stock Risk. Common stock of an
                                         issuer in the Fund's portfolio may
                                         decline in price if the issuer fails
                                         to make anticipated dividend payments
                                         because, among other reasons, the
                                         issuer of the security experiences a
                                         decline in its financial condition.
                                         Common stock in which the Fund will
                                         invest is structurally subordinated
                                         to preferred stock, bonds and other
                                         debt instruments in a company's
                                         capital structure, in terms of
                                         priority to corporate income, and
                                         therefore will be subject to greater
                                         dividend risk than preferred stock or
                                         debt instruments of such issuers. In
                                         addition, while common stock has
                                         historically generated higher average
                                         returns than fixed income securities,
                                         common stock has also experienced
                                         significantly more volatility in
                                         those returns. See "Risk Factors and
                                         Special Considerations -- Common
                                         Stock Risk."

                                         Distribution Risk for Equity Income
                                         Portfolio Securities. The Fund will
                                         invest a portion of its assets in the
                                         shares of issuers that pay dividends.
                                         Such dividends are not guaranteed and
                                         in the event an issuer does not
                                         realize sufficient income in a
                                         particular period to both service its
                                         liabilities and to pay dividends, it
                                         may forgo paying dividends. See "Risk
                                         Factors and Special Considerations --
                                         Distribution Risk for Equity Income
                                         Securities."

                                         Special Risks Related to Preferred
                                         Securities. Special risks associated
                                         with investing in preferred
                                         securities include deferral of
                                         distributions or dividend payments,
                                         in some cases the right of an issuer
                                         never to pay missed dividends,
                                         subordination, illiquidity, limited
                                         voting rights and redemption by the
                                         issuer. See "Risk Factors and Special
                                         Considerations -- Special Risks
                                         Related to Preferred Securities."

                                         Income Risk. The income shareholders
                                         receive from the Fund is based
                                         primarily on the dividends and
                                         interest it earns from its
                                         investments, which can vary widely
                                         over the short and long-term. If
                                         prevailing market interest rates
                                         drop, distribution rates of the
                                         Fund's preferred shares and any bond
                                         holdings and shareholder's income
                                         from the Fund could drop as well. The
                                         Fund's income also would likely be
                                         affected adversely when prevailing
                                         short-term interest rates increase
                                         and the Fund is utilizing leverage.

                                         Interest Rate Risk. Interest rate
                                         risk is the risk that fixed-income
                                         securities such as preferred and debt
                                         securities will decline in value
                                         because of changes in market interest
                                         rates. When market interest rates
                                         rise, the market value of such
                                         securities generally will fall. The
                                         Fund's investment in such securities
                                         means that the net asset value and
                                         market price of common shares will
                                         tend to decline if market interest
                                         rates rise.

                                         During periods of declining interest
                                         rates, the issuer of a security may
                                         exercise its option to prepay
                                         principal earlier than scheduled,
                                         forcing the Fund to reinvest in lower
                                         yielding securities. This is known as
                                         call or prepayment risk. Preferred
                                         and debt securities frequently have
                                         call features that allow the issuer
                                         to redeem the securities prior to
                                         their stated maturities. An issuer
                                         may redeem such a security if the
                                         issuer can refinance it at a lower
                                         cost due to declining interest rates
                                         or an improvement in the credit
                                         standing of the issuer. During
                                         periods of rising interest rates, the
                                         average life of certain types of
                                         securities may be extended because of
                                         slower than expected principal
                                         payments. This may lock in a below
                                         market interest rate, increase the
                                         security's duration and reduce the
                                         value of the security. This is known
                                         as extension risk.

                                         Market interest rates for investment
                                         grade fixed-income securities in
                                         which the Fund will invest have
                                         recently declined significantly below
                                         the historical average rates for such
                                         securities. This decline may have
                                         increased the risk that these rates
                                         will rise in the future (which would
                                         cause the value of the Fund's assets
                                         invested in fixed income securities
                                         to decline) and the degree to which
                                         asset values may decline in such
                                         event; however, historical interest
                                         rate levels are not necessarily
                                         predictive of future interest rate
                                         levels. See "Risk Factors and Special
                                         Considerations -- Interest Rate
                                         Risk."

                                         Inflation Risk. Inflation risk is the
                                         risk that the value of assets or
                                         income from investments will be worth
                                         less in the future as inflation
                                         decreases the value of money. As
                                         inflation increases, the real value
                                         of the Fund's shares and
                                         distributions thereon can decline. In
                                         addition, during any periods of
                                         rising inflation, dividend rates of
                                         any preferred shares the Fund may
                                         have issued would likely increase,
                                         which would tend to further reduce
                                         returns to common shareholders.

                                         Dilution Risk for Convertible
                                         Securities. In the absence of
                                         adequate anti-dilution provisions in
                                         a convertible security, dilution in
                                         the value of the Fund's holding may
                                         occur in the event the underlying
                                         stock is subdivided, additional
                                         equity securities are issued for
                                         below market value, a stock dividend
                                         is declared, or the issuer enters
                                         into another type of corporate
                                         transaction that has a similar
                                         effect. See "Risk Factors and Special
                                         Considerations -- Dilution Risk."

                                         Value Investing Risk. The Fund
                                         focuses its investments on
                                         dividend-paying common and preferred
                                         stocks that the Investment Adviser
                                         believes are undervalued or
                                         inexpensive relative to other
                                         investments. These types of
                                         securities may present risks in
                                         addition to the general risks
                                         associated with investing in common
                                         and preferred stocks. See "Risk
                                         Factors and Special Considerations --
                                         Value Investing Risk."

                                         Non-Diversified Status. As a
                                         non-diversified investment company
                                         under the 1940 Act, the Fund is not
                                         limited in the proportion of its
                                         assets that may be invested in
                                         securities of a single issuer, and
                                         accordingly, an investment in the
                                         Fund may, under certain
                                         circumstances, present greater risk
                                         to an investor than an investment in
                                         a diversified company. See "Risk
                                         Factors and Special Considerations --
                                         Non-Diversified Status."

                                         Industry Concentration Risk. The Fund
                                         may invest up to 25% of its assets in
                                         the securities of companies
                                         principally engaged in a single
                                         industry. In the event the Fund makes
                                         substantial investments in a single
                                         industry, the Fund would become more
                                         susceptible to adverse economic or
                                         regulatory occurrences affecting that
                                         industry. See "Risk Factors and
                                         Special Considerations -- Industry
                                         Concentration Risk."

                                         Illiquid Securities. The Fund has no
                                         limit on the amount of its net assets
                                         it may invest in unregistered and
                                         otherwise illiquid investments.
                                         Unregistered securities are
                                         securities that cannot be sold
                                         publicly in the United States without
                                         registration under the Securities Act
                                         of 1933, as amended. Unregistered
                                         securities generally can be resold
                                         only in privately negotiated
                                         transactions with a limited number of
                                         purchasers or in a public offering
                                         registered under the Securities Act.
                                         Considerable delay could be
                                         encountered in either event and,
                                         unless otherwise contractually
                                         provided for, the Fund's proceeds
                                         upon sale may be reduced by the costs
                                         of registration or underwriting
                                         discounts. The difficulties and
                                         delays associated with such
                                         transactions could result in the
                                         Fund's inability to realize a
                                         favorable price upon disposition of
                                         unregistered securities, and at times
                                         might make disposition of such
                                         securities impossible. See "Risk
                                         Factors and Special Considerations -
                                         Illiquid Securities."

                                         Foreign Securities Risk. The Fund may
                                         invest up to 35% of its total net
                                         assets in foreign securities.
                                         Investing in securities of foreign
                                         companies (or foreign governments),
                                         which are generally denominated in
                                         foreign currencies, may involve
                                         certain risks and opportunities not
                                         typically associated with investing
                                         in domestic companies and could cause
                                         the Fund to be affected favorably or
                                         unfavorably by changes in currency
                                         exchange rates and revaluation of
                                         currencies. See "Risk Factors and
                                         Special Considerations -- Foreign
                                         Securities."

                                         Smaller Companies. While the Fund
                                         intends to focus on the securities of
                                         established suppliers of accepted
                                         products and services, the Fund may
                                         also invest in smaller companies
                                         which may benefit from the
                                         development of new products and
                                         services. These smaller companies may
                                         present greater opportunities for
                                         capital appreciation, and may also
                                         involve greater investment risk than
                                         larger, more established companies.
                                         For example, smaller companies may
                                         have more limited product lines,
                                         market or financial resources, and
                                         their securities may trade less
                                         frequently and in lower volume than
                                         the securities of larger, more
                                         established companies. As a result,
                                         the prices of the securities of such
                                         smaller companies may fluctuate to a
                                         greater degree than the prices of
                                         securities of other issuers. See
                                         "Risk Factors and Special
                                         Considerations -- Special Risks
                                         Related to Preferred Securities."

                                         Lower Grade Securities. The Fund may
                                         invest up to 10% of its total assets
                                         in fixed-income securities rated
                                         below investment grade by recognized
                                         statistical rating agencies or
                                         unrated securities of comparable
                                         quality. The prices of these lower
                                         grade securities are more sensitive
                                         to negative developments, such as a
                                         decline in the issuer's revenues or a
                                         general economic downturn, than are
                                         the prices of higher grade
                                         securities. Securities of below
                                         investment grade quality are
                                         predominantly speculative with
                                         respect to the issuer's capacity to
                                         pay interest and repay principal when
                                         due and therefore involve a greater
                                         risk of default and are commonly
                                         referred to as "junk bonds." See
                                         "Risk Factors and Special
                                         Considerations -- Lower Grade
                                         Securities."

                                         Special Risks of Derivative
                                         Transactions. The Fund may
                                         participate in certain derivative
                                         transactions. Such transactions
                                         entail certain execution, market,
                                         liquidity, hedging and tax risks.
                                         Participation in the options or
                                         futures markets and in currency
                                         exchange transactions involves
                                         investment risks and transaction
                                         costs to which the Fund would not be
                                         subject absent the use of these
                                         strategies. If the Investment
                                         Adviser's prediction of movements in
                                         the direction of the securities,
                                         foreign currency and interest rate
                                         markets is inaccurate, the
                                         consequences to the Fund may leave
                                         the Fund in a worse position than if
                                         it had not used such strategies. See
                                         "Risk Factors and Special
                                         Considerations -- Special Risks of
                                         Derivative Transactions."

                                         Loans of Portfolio Securities. The
                                         Fund may seek to earn income by
                                         lending portfolio securities to
                                         broker-dealers or other institutional
                                         borrowers. As with other extensions
                                         of credit, there are risks of delay
                                         in recovery or even loss of rights in
                                         the securities loaned if the borrower
                                         of the securities fails financially.
                                         See "Risk Factors and Special
                                         Considerations -- Loans of Portfolio
                                         Securities."

                                         Management Risk. The Fund is subject
                                         to management risk because it is an
                                         actively managed portfolio. The
                                         Investment Adviser will apply
                                         investment techniques and risk
                                         analyses in making investment
                                         decisions for the Fund, but there can
                                         be no guarantee that these will
                                         produce the desired results.

                                         Dependence on Key Personnel. The
                                         Investment Adviser is dependent upon
                                         the expertise of Mr. Mario J. Gabelli
                                         in providing advisory services with
                                         respect to the Fund's investments. If
                                         the Investment Adviser were to lose the
                                         services of Mr. Gabelli, its ability to
                                         service the Fund could be adversely
                                         affected. There can be no assurance
                                         that a suitable replacement could be
                                         found for Mr. Gabelli in the event of
                                         his death, resignation, retirement or
                                         inability to act on behalf of the
                                         Investment Adviser. See "Risk Factors
                                         and Special Considerations --
                                         Dependence on Key Personnel."

                                         Current Developments. As a result of
                                         the terrorist attacks on the World
                                         Trade Center and the Pentagon on
                                         September 11, 2001, some of the U.S.
                                         Securities Markets were closed for a
                                         four-day period. These terrorists
                                         attacks, the war in Iraq and its
                                         aftermath and other geopolitical
                                         events have led to, and may in the
                                         future lead to, increased short-term
                                         market volatility and may have
                                         long-term effects on U.S. and world
                                         economies and markets. Similar events
                                         in the future or other disruptions of
                                         financial markets could affect
                                         interest rates, securities exchanges,
                                         auctions, secondary trading, ratings,
                                         credit risk, inflation and other
                                         factors relating to the common
                                         shares.

                                         Anti-takeover Provisions. The Fund's
                                         governing documents include
                                         provisions that could limit the
                                         ability of other entities or persons
                                         to acquire control of the Fund or
                                         convert the Fund to an open-end fund.
                                         See "Anti-takeover Provisions of the
                                         Fund's Governing Documents."

Management and Fees......................Gabelli Funds, LLC serves as the Fund's investment adviser ("Investment
                                         Advisor") and is compensated for its
                                         services and its related expenses at
                                         an annual rate of 1.00% of the Fund's
                                         average weekly net assets, which as
                                         used in this prospectus means the
                                         aggregate net asset value of the
                                         common shares plus assets
                                         attributable to outstanding preferred
                                         shares, if any, with no deduction for
                                         the liquidation preference of such
                                         preferred shares. However, the
                                         Investment Adviser has voluntarily
                                         agreed that in the event the Fund
                                         issues preferred shares, it will not
                                         charge investment management fees on
                                         assets attributable to such preferred
                                         shares for any calendar year except
                                         to the extent the Fund's rate of
                                         total return allocable to common
                                         shareholders, including distributions
                                         and the management fee subject to
                                         potential waiver, is equal to or
                                         exceeds the cost of the leverage for
                                         that year. The Investment Adviser is
                                         responsible for administration of the
                                         Fund and currently utilizes and pays
                                         the fees of a third party
                                         sub-administrator. See "Management of
                                         the Fund."

                                         During periods when the Fund has
                                         outstanding preferred shares or
                                         borrowings for leverage, the fees
                                         paid to the Investment Adviser for
                                         its services to the Fund may be
                                         higher than if the Fund did not issue
                                         preferred shares or borrow because
                                         such fees will be calculated on the
                                         basis of the Fund's average weekly
                                         net assets which (subject to the fee
                                         waiver described above) will include
                                         proceeds from the sale of preferred
                                         shares and the proceeds of any
                                         outstanding borrowings used for
                                         leverage. Consequently, the Fund and
                                         the Investment Adviser may have
                                         differing interests in determining
                                         whether to leverage the Fund's
                                         assets. The Board of Trustees will
                                         monitor this potential conflict.

Repurchase of Common
     Shares and Anti-takeover
     Provisions......................... The Fund's Board of Trustees expects to authorize the Fund to repurchase its
                                         common shares in the open market when
                                         the common shares are trading at a
                                         discount of 10% or more from net
                                         asset value. Such repurchases are
                                         subject to certain notice and other
                                         requirements under the 1940 Act. See
                                         "Repurchase of Common Shares."

                                         Certain provisions of the Fund's
                                         Agreement and Declaration of Trust
                                         and By-Laws (collectively, the
                                         "Governing Documents") may be
                                         regarded as "anti-takeover"
                                         provisions. Pursuant to these
                                         provisions, only one of three classes
                                         of trustees is elected each year, and
                                         the affirmative vote of the holders
                                         of 75% of the outstanding shares of
                                         the Fund are necessary to authorize
                                         the conversion of the Fund from a
                                         closed-end to an open-end investment
                                         company. The overall effect of these
                                         provisions is to render more
                                         difficult the accomplishment of a
                                         merger with, or the assumption of
                                         control by, a principal shareholder.
                                         These provisions may have the effect
                                         of depriving Fund shareholders of an
                                         opportunity to sell their shares at a
                                         premium to the prevailing market
                                         price. See "Anti-takeover Provisions
                                         of the Fund's Governing Documents."

Custodian, Transfer Agent and
     Dividend Disbursing Agent.......... State Street Bank and Trust serves as the custodian of the Fund's assets
                                         pursuant to a custody agreement.
                                         Under the custody agreement, the
                                         custodian holds the Fund's assets in
                                         compliance with the 1940 Act. For its
                                         services, the Custodian will receive
                                         a monthly fee based upon, among other
                                         things, the average value of the
                                         total assets of the Fund, plus
                                         certain charges for securities
                                         transactions.

                                         The transfer agent serves as the
                                         Fund's distribution disbursing agent,
                                         as agent under the Fund's automatic
                                         dividend reinvestment and voluntary
                                         cash purchase plan and as transfer
                                         agent and registrar with respect to
                                         the common shares of the Fund.

                           SUMMARY OF FUND EXPENSES

         The following table shows Fund expenses as a percentage of net assets attributable to common shares. Because the Fund has no operating history, the following tables are based on the assumption that the Fund has issued 25,000,000 in common shares and has issued preferred shares or utilized other leverage, in an aggregate amount of approximately 33% of the Fund's net assets.

Shareholder Transaction Expenses
         Sales Load Paid By You (as a percentage of
            offering price).........................................   4.50%
         Offering Expenses Borne by the Fund (as a percentage of
            offering price)*........................................    .20%
         Dividend Reinvestment Plan Fees............................   None**


                                                     Percentage of Net Assets
                                                   Attributable to Common Shares
                                                   (Assumes Preferred Shares
                                                          Are Issued)*** +
                                                    ---------------------------
Annual Expenses
         Management Fees......................            1.50%
         Other Expenses.......................             .33%
         Total Annual Expenses................            1.83%


___________
* Gabelli Funds, LLC, the Fund's Investment Adviser, has agreed to pay the Fund's offering and organizational costs (other than the sales load) that exceed $.04 per share of common stock (0.20% of the offering price).

** You will be charged a $2.50 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

*** If the Fund offers preferred shares, it expects to incur certain annual expenses associated with maintaining such preferred shares. The Fund also would expect to incur offering costs estimated to be approximately 1.20% of the total dollar amount of the preferred share offering, which will be borne immediately by common shareholders and result in a reduction of the net asset value of the common shares. Assuming the issuance of preferred shares in an amount equal to 33% of the Fund's net assets (after their issuance) and that the Fund issues 25,000,000 common shares, these offering costs are estimated to be $3,000,000, or $.12 per common share (.60% of the offering price of the common shares). These offering costs are not included among the expenses shown in this table.

+ The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to common shares. This table assumes the Fund is the same size as in the table above, but unlike the table above, assumes that no preferred shares are, or other leverage is, issued or outstanding. This would be the case, for instance, prior to the Fund's expected issuance of preferred shares. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

                                             Percentage of Net Assets
                                            Attributable to Common Shares
                                        (Assumes No Preferred Shares Are Issued)

 Annual Expenses
       Management Fees..................                1.00%
       Other Expenses...................                 .20%
       Total Annual Expenses............                1.20%


         The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues 25,000,000 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase. See "Dividend Reinvestment Plan."

         The following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2 and estimated offering expenses for the preferred shares of $6) that an investor would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 1.83% of net assets attributable to common shares (2) a 2% annual cost of preferred shares issued in an amount equal to 33% of the Fund's net assets (after their issuance), and (3) a 5% annual return.*

                                  1 Year      3 Years     5 Years     10 Years
                                  ------      -------     -------     --------

 Total Expenses Incurred .......  $70          $112        $155        $275


___________

* The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In addition, the Fund currently expects to issue auction rate preferred shares, of which the cost to the Fund will vary depending upon, among other factors, changes in short term interest rates. Accordingly, the actual interest cost associated with such preferred shares may be greater or less than the 2% cost assumed by this example.

                                USE OF PROCEEDS

         The net proceeds of the offering are estimated at approximately $[__] ($[__] if the Underwriters exercise the overallotment option in full), after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.


                                   THE FUND

         The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on August 20, 2003, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at One Corporate Center, Rye, New York, 10580-1422.


                       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

         The Fund's investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in dividend paying or income producing equity or debt securities.

Investment Methodology of the Fund

         In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

         o the Investment Adviser's own evaluations of the private market value (which is defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

         o       the interest or dividend income generated by the securities;

         o       the potential for capital appreciation of the securities;

         o the prices of the securities relative to other comparable securities;

         o whether the securities are entitled to the benefits of call protection or other protective covenants; and

         o the existence of any anti-dilution protections or guarantees of the security.

         The Investment Adviser's philosophy (as hereinafter described) with respect to debt and equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer's free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Certain Investment Practices

         Equity Securities. Under normal market conditions the Fund will invest at least 50% of its total assets in dividend paying equity securities, i.e., common stocks and preferred stocks.

         Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred stock back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred stock. Generally speaking the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tend to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         Securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. Many convertible securities are not investment grade, that is, not rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") and not considered by the Investment Adviser to be of similar quality. There is no minimum credit rating or independent investment limitation for these securities in which the Fund may invest. Preferred stocks and convertible securities may have many of the same characteristics and risks as nonconvertible debt securities. See " -- Lower Grade Securities."

         The Investment Adviser believes that preferred stock and convertible securities of certain companies offer the opportunity for capital appreciation as well as periodic income. This is particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock and convertible securities may trade more like common stock than like fixed income securities, which may result in above average appreciation if the company's performance improves. Even if the credit quality of such a company is not in question, the market price of its convertible securities may reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This can result in the possibility of capital appreciation if the price of the company's common stock recovers.

         Lower Grade Securities. The Fund may invest up to 10% of its total assets in fixed-income nonconvertible securities rated in the lower rating categories of recognized statistical rating agencies or non-rated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or rated lower than "BBB" by S&P or lower than "Baa" by Moody's are referred to in the financial press as "junk bonds."

         Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

         Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

         As part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

         In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

         The market for lower grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

         Securities Subject to Reorganization. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of this type which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

         Temporary Defensive Investments. Under normal market conditions at least 80% of the Fund's assets will consist of "dividend paying securities" i.e., common stock and other equity securities of foreign and domestic companies which have historically paid periodic dividends to holders, or "income securities," i.e., non-dividend paying equity or debt securities having a history of regular payments or accrual of income to holders. However, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See "Management of the Fund -- General." The Fund may find it more difficult to achieve it investment objective during temporary defensive periods.

         Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter ("OTC") market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund's total assets.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

         Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

         Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in this Prospectus and the SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Forward Foreign Currency Exchange Contracts. Subject to guidelines of the Board of Trustees, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales "against the box" may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

         When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash, U.S. government securities or other highly liquid debt securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by an underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

         Restricted and Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

         It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

         Foreign Securities. The Fund may invest up to 35% of its total assets in securities of non-U.S. issuers, which are generally denominated in foreign currencies. See "Risk Factors and Special Considerations -- Foreign Securities."

         The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers, which will not be included in this foreign securities limitation. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets.

         Industry Concentration. The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. See "Risk Factors and Other Special Considerations -- Industry Concentration Risk."

         Leveraging. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred shares so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred shares and debt outstanding. Any such debt or preferred shares may be convertible in accordance with Securities and Exchange Commission staff guidelines which may permit each fund to obtain leverage at attractive rates.

         The Fund anticipates issuing preferred shares following the completion of this offering of common shares, upon a determination by the Board that the issuance of preferred shares is in the best interest of the common shareholders. Subject to market conditions, the Fund expects to issue preferred shares in an aggregate amount of approximately 33% of the Fund's assets under management. There can be no assurance, however, that preferred shares representing such percentage, or any percentage, of the net assets of the Fund will actually be issued.

         The issuance of preferred shares would leverage the common shares. Although the timing and other terms of the offering of Preferred shares and the terms of the Preferred shares would be determined by the Fund's Board of Trustees, the Fund expects to primarily invest the proceeds of any Preferred shares offering in equity securities of the type described under "The Fund's Investments."

         The concept of leveraging is based on the premise that so long as the cost of the leverage on the assets to be obtained by the leverage is lower than the return earned by the Fund on these leveraged assets, the common shareholders will benefit from the incremental return. Should the differential between the return produced by the underlying assets and the cost of leverage narrow, the incremental return will be reduced. Furthermore, if the cost of the leverage on the leveraged assets exceeds the return earned by the Fund on these leveraged assets, the net asset value of the Fund will be diminished. See "Risk Factors and Special Considerations -- Leveraging."

         Lastly, an issuance of preferred shares may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund.

Loans of Portfolio Securities

         To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if the loan is collateralized in accordance with applicable regulatory requirements.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Objective and Policies -- Investment Practices -- Loans of Portfolio Securities" in the SAI.

Portfolio Turnover

         The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

         Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.


                                   LEVERAGE

         Following the completion of the offering of common shares, the Fund expects to issue Preferred shares, subject to current market conditions, in an aggregate amount of approximately 33% of the Fund's assets under management. There can be no assurance, however, that preferred shares representing such percentage of the Fund's net assets will actually be issued. Until the Fund issues preferred shares or if the Fund were not to issue preferred shares in an aggregate amount of approximately 33% of the Fund's assets under management, the Fund may borrow from banks and other financial institutions or use such other leveraging techniques as the Investment Adviser may from time to time determine. Changes in the value of the Fund's investment portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Fund's investment portfolio, the leverage will decrease or increase (as the case may be) the net asset value per common share to a greater extent than if the Fund were not leveraged. During periods when the Fund has outstanding preferred shares or borrowings for leverage, the fees paid to the Investment Adviser for its services to the Fund may be higher than if the Fund did not issue preferred shares or borrow because such fees will be calculated on the basis of the Fund's average weekly net assets which (subject to the fee waiver described below) will include proceeds from the sale of preferred shares and the proceeds of any outstanding borrowings used for leverage. Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund's assets. The Board of Trustees will monitor this potential conflict.

Preferred Shares

         Although the Fund is able to issue preferred shares in an amount up to 50% of its net assets, the Fund anticipates that under current market conditions it will offer preferred shares representing in the aggregate approximately 33% of the Fund's net assets immediately after the issuance of the preferred shares. The preferred shares would have complete priority upon distribution of assets over the common shares. The issuance of preferred shares would leverage the common shares. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the preferred shares, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of income than if the Fund were not leveraged. The use of leverage by the Fund is based on the premise that the incremental assets of the Fund will be able to earn a higher return, including capital appreciation, than the cost of the leverage. If the Fund is able to do so, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the return on the underlying assets and the cost of leverage narrow, the incremental return "pick up" will be reduced. Leverage creates risks for holders of the shares, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to the holders of the shares. If the income and capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. The fee paid to the Investment Adviser is calculated on the basis of the Fund's assets including proceeds from the issuance of preferred shares. However, the Investment Adviser has voluntarily agreed that in the event the Fund issues preferred shares, it will not charge investment management fees on assets attributable to such preferred shares for any calendar year except to the extent the Fund's rate of total return allocable to common shareholders, including distributions and the management fee subject to potential waiver, is equal to or exceeds the cost of the leverage for that year. This waiver will apply as long as any such preferred shares are outstanding. Consequently, during periods in which the Fund is utilizing financial leverage, the investment advisory fees payable to the Investment Adviser may be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risk Factors and Special Considerations -- Leverage Risk."

         If the Fund has preferred shares outstanding the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for the preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total assets is at least 200% of the sum of the liquidation value of the outstanding preferred shares and any indebtedness for leverage purposes (i.e., the liquidation value may not exceed 50% of the Fund's net assets). In addition, the Fund is not permitted to declare any cash distributions on its common shares unless, at the time of such declaration, the value of the Fund's total assets is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on distributions on the common shares could impair the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         If the Fund has preferred shares outstanding, two of the Fund's trustees will be elected by the holders of preferred shares voting separately as a class. The remaining trustees of the Fund will be elected by holders of common shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares may be entitled to elect a majority of the trustees of the Fund. The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

         Assuming that preferred shares will represent approximately 33% of the Fund's net assets and that dividends are paid on the leverage at a blended annual average rate of 2%, the income generated by the Fund's entire portfolio (net of estimated expenses) would have to exceed 0.67% in order to cover the dividend payments related to the leverage. Of course, these numbers are merely estimates used for illustration. Actual rates on leverage are expected to vary frequently and may be significantly higher or lower than the rate estimated above. The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of -10%, -5%, and 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risk Factors and Special Considerations." The table further reflects leverage using preferred shares representing, in the aggregate, 33 1/3% of the Fund's net assets and the Fund's currently projected annual Preferred Share dividend rate of 2%.

Assumed Portfolio Total Return (net of expenses)........    -10%     -5%     0%      5%     10%

Common Share Total Return ..............................    -16%   -8.5%    -1%    6.5%     14%


         For this purpose, common share total return is composed of two elements-- (i) distributions: distributions of income paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on preferred shares) and capital gain distributions (the amount of which is determined by netting losses against gains realized by the Fund on its securities); and (ii) the appreciation or decline in the net asset value of the Fund's shares as a result of changes in the value of the securities in the Fund's portfolio. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the income in excess of expenses it receives on its income producing security investments is entirely offset by losses in the value of those securities. Until the Fund borrows or issues preferred shares, the Fund's shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and policies.


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Fund Distribution Risk

         Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its common shares. To the extent the total quarterly distributions for a year exceed the Fund's investment company taxable income and net capital gain for that year, the excess will generally constitute a return of capital. Return of capital distributions are generally tax-free up to the amount of a shareholder's tax basis in the shares. See "Taxation." In addition, such excess distributions may have the effect of decreasing the Fund's total assets and may increase the Fund's expense ratio as the Fund's fixed expenses may become a larger percentage of the Fund's average net assets. In order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

 No Operating History

         The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Long-term Objective; Not a Complete Investment Program

         The Fund is intended for investors seeking long-term capital growth and income. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objective as well as the shareholder's other investments when considering an investment in the Fund.

Leverage Risk

         Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the holders of common shares of changes in net asset value. For example, if the Fund were to use 33% leverage, it would show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to holders of common shares. This risk may materialize as a result of fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund must pay (thereby reducing the return to the shareholders) or as a result of declining markets likely to cause a greater decline in the net asset value of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares. These two risks would generally make the Fund's total return to holders of common shares more volatile were it to use leverage.

         So long as the Fund uses leverage it may be required to sell investments in order to meet dividend or interest payments on the debt or preferred shares when it may be disadvantageous to do so. In addition, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation." Finally, if the asset coverage for preferred shares or debt securities declines to less than 200% or 300%, respectively (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments to redeem the preferred shares or repay the debt when it may be disadvantageous to do so.

Equity Risk

         A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect investment in the securities owned by the Fund, which are for the most part traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of an investment in the Fund may at any point in time be worth less than the original investment, even after taking into account any reinvestment of distributions.

Market Discount Risk

         Whether investors will realize gains or losses upon the sale of shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Fund's shares may trade at such a discount. This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering. The shares of the Fund were designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Common Stock Risk

         Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Distribution Risk for Equity Income Portfolio Securities

         In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer's history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer's discretion.

Special Risks Related to Preferred Securities

         There are special risks associated with investing in preferred securities, including:

         Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

         Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

         Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

         Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Income Risk

         The income investors in the Fund receive is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund's preferred shares and any bond holdings could drop as well.

Interest Rate Risk

         Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of common shares will tend to decline if market interest rates rise. Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes.

         During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to redeem the securities prior to their stated maturities. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

         Market interest rates for investment grade fixed-income securities in which the Fund will invest have recently declined significantly below the historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's assets invested in fixed income securities to decline) and the degree to which net asset values may decline in such event; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

Inflation Risk

         Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any preferred shares the Fund may have issued would likely increase, which would tend to further reduce returns to common shareholders.

Dilution Risk for Convertible Securities

         In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Value Investing Risk

         The Fund focuses its investments on dividend-paying common and preferred stocks that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Non-Diversified Status

         The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Industry Concentration Risk

         The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund chose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Illiquid Securities

         The Fund has no limit on the amount of its net assets it may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

Foreign Securities Risk

         The Fund may invest up to 35% of its total assets in the securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. The Fund does not have an independent limit on the amount of its assets that it may invest in the securities of foreign issuers.

         The Fund also may purchase sponsored American Depository Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Smaller Companies

         While the Fund intends to focus on the securities of established suppliers of accepted products and services, the Fund may also invest in smaller companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

Lower Grade Securities

         The Fund may invest up to 10% of its total assets in nonconvertible preferred stock or debt securities rated in the lower rating categories of recognized statistical rating agencies or unrated securities of comparable quality, and an unlimited percentage of it assets in convertible bonds of such quality. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

         o   greater volatility;

         o   greater credit risk and risk of default;

         o potentially greater sensitivity to general economic or industry conditions;

         o   potential lack of attractive resale opportunities (illiquidity);
             and

         o   additional expenses to seek recovery from issuers who default.

In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

         Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

         As a part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations, emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

         For a further description of lower grade securities and the risks associated therewith, see "Investment Objective and Policies -- Investment Practices" in the SAI. For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

Special Risks of Derivative Transactions

         Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

         o dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

         o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

         o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

         o the possible absence of a liquid secondary market for any particular instrument at any time;

         o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

         o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

         o     the creditworthiness of counterparties.

         Futures Transactions. The Fund may invest without limit in futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:

         o no assurance that futures contracts or options on futures can be offset at favorable prices;

         o possible reduction of the return of the Fund due to the use of hedging;

         o possible reduction in value of both the securities hedged and the hedging instrument;

         o possible lack of liquidity due to daily limits or price fluctuations;

         o imperfect correlation between the contracts and the securities being hedged; and

         o losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

         Forward Currency Exchange Contracts. There is no independent limit on the Fund's ability to invest in foreign currency exchange contracts. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

         Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

         For a further description of such derivative investments, see "Investment Objective and Policies -- Investment Practices" in the SAI.

Loans of Portfolio Securities

         Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

         For a further description of such loans of portfolio securities, see "Investment Objective and Policies -- Investment Practices" in the SAI.

Management Risk

         The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Dependence on Key Personnel

         The Investment Adviser is dependent upon the expertise of Mr. Mario
J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Current Developments

         As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.

Anti-takeover Provisions

         The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-takeover Provisions of the Fund's Governing Documents."


                           HOW THE FUND MANAGES RISK

Investment Restrictions

         The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding common shares and preferred shares voting together as a single class. See "Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to issue preferred shares in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on its preferred shares.

Interest Rate Transactions

         If the Fund issues Preferred shares whose dividends vary periodically, it will consider entering into interest rate swap or cap transactions in relation to all or a portion of such Preferred shares in order to manage the impact on its portfolio of changes in the dividend rate of the Preferred shares. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for such variable rate Preferred shares that is lower than the Fund would have to pay if it issued perpetual fixed rate Preferred shares.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on its auction rate preferred shares. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay dividends on the Preferred shares when due even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments on the Preferred shares. In addition, at the time an interest rate swap or cap transactions reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Preferred shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the Preferred shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. In the event the Fund redeems the Preferred shares, such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

         If the Fund enters into a swap transaction, it would expect to do so on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

                            MANAGEMENT OF THE FUND

General

         The Fund's Board of Trustees (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory contract with the Fund, the Investment Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets. The fee paid to the Investment Adviser is calculated on the basis of the Fund's net assets including proceeds from the issuance of preferred shares. However, the Investment Adviser has voluntarily agreed that in the event the Fund issues preferred shares, it will not charge investment management fees on assets attributable to such preferred shares for any calendar year except to the extent the Fund's rate of total return allocable to common shareholders, including distributions and the management fee subject to potential waiver, is equal to the cost of the leverage for that year. This waiver will apply as long as any such preferred shares are outstanding.

The Investment Adviser

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund. The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of June 30, 2003, the Investment Adviser acted as registered investment adviser to 19 management investment companies with aggregate net assets of $9.3 billion. The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $21.9 billion as of June 30, 2003. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $10.8 billion under management as of June 30, 2003. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Funds (money market funds) and separate accounts having aggregate assets of $1.2 billion under management as of June 30, 2003. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds having aggregate assets of $493 million under management as of June 30, 2003.

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

Payment of Expenses

         The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the investment advisory agreement between the Fund and the Investment Adviser (the "Advisory Agreement"), including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value), as well as the fees of all trustees of the Fund who are affiliated with the Investment Adviser.

         In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant's services, stock exchange listing fees, expenses relating to the offering of preferred shares, rating agency fees, costs of printing proxies, share certificates and shareholder reports, charges of State Street Bank and Trust Company, the custodian, charges of the transfer agent, Securities and Exchange Commission fees, fees and expenses of unaffiliated trustees, accounting and printing costs, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, Directors' and Officers' policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Selection of Securities Brokers

         The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Manager

         Mario J. Gabelli currently leads the investment team responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman, President and Chief Investment Officer of the Investment Adviser since 1980. Mr. Gabelli also serves as Portfolio Manager for several other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management at the Fund. Over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.; Chief Investment Officer of GAMCO Investors, Inc.; Vice Chairman of the Board of Lynch Corporation, a diversified manufacturing company, and Vice Chairman of the Board and Chief Executive Officer of Lynch Interactive Corporation, a multimedia and communications services company.

         Barbara G. Marcin will serve as a senior porfolio manager for the Fund. Ms. Marcin joined Gabelli Asset Management Inc. in 1999 to manage larger capitalization value style portfolios. Ms. Marcin currently serves as portfolio manager of the Gabelli Blue Chip Value Fund. Prior thereto, she worked at Citibank Global Asset Management where she was head of value investments and was a member of the Global Investment Policy Committee and co-Chair of the U.S. Equity Policy Committee. Prior to joining Citibank, she worked at Fiduciary Trust Company for ten years as a portfolio manager and as an analyst in the Personal Financial Management Group at EF Hutton. Ms. Marcin received a M.B.A. from Harvard University and a B.A. from the University of Virginia.

Sub-Administrator

         The Investment Adviser has entered into a sub-administration agreement with PFPC Inc. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of .0275% of the first $10.0 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, .0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Regulatory Matters

         The Securities and Exchange Commission and various states, particularly Massachusetts and New York, have recently launched broad investigations of certain trading and valuation practices of many mutual fund complexes. The Investment Adviser, along with many other mutual fund complexes, received an information request from the Securities and Exchange Commission, which it has responded to, and has recently also received an information request in the form of a subpoena from the New York attorney general, which the Investment Adviser is in the process of responding to. These requests do not imply any wrongdoing by the recipient firms.

                            PORTFOLIO TRANSACTIONS

         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.


                          DIVIDENDS AND DISTRIBUTIONS

         The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any, although the Fund intends to distribute substantially all of its net capital gain each year. The Fund has a policy, which may be modified at any time by its Board of Trustees, of paying quarterly distributions on its common shares. The Board has initially determined to pay distributions at an annual rate of 6.00% of the initial offering price and to pay an additional distribution on an annual basis of any realized income and gain in excess of the quarterly distributions for that year. Quarterly distributions will be paid in March, June, September and December of each year, commencing in March, 2004. This policy permits holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell shares. To avoid paying income tax at the corporate level, the Fund will distribute substantially all of its net investment company taxable income and net capital gains. In the event that the Fund's net investment company taxable income and net capital gains exceed the total of the Fund's quarterly distributions, the Fund intends to pay such excess once a year. If, for any calendar year, the total quarterly distributions exceed net investment company taxable income and net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares. Any distributions which (based upon the Fund's full year performance) constitute tax-free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of the basis in the common shares will generally be taxable to the shareholder as capital gain. See "Taxation" below. Quarterly distribution notices provided by the Fund to its shareholders will describe the portion of the quarterly distribution which, in the Fund's current good faith judgment, constitutes capital gain, investment company taxable income or a return of capital. The final determination of the source of such distributions for federal income tax purposes will be made shortly after year end based on the Fund's actual net investment company taxable income and net capital gain for the year and will be communicated to shareholders promptly.

         In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio as the Fund's fixed expenses will become a larger percentage of the Fund's average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

         The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a fixed dollar amount. The Fund's current policy is to make quarterly distributions to holders of its common shares. The exemption also permits the Fund to make distributions with respect to its preferred shares, if any, in accordance with such shares' terms.


                      AUTOMATIC DIVIDEND REINVESTMENT AND
                         VOLUNTARY CASH PURCHASE PLAN

         Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by transfer agent as dividend disbursing agent.

         Under the Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Plan are issued common shares, valued at the greater of
(i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund, valued at market price. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares exceeds net asset value.

         Participants in the Plan have the option of making additional cash payments to the Plan agent, monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. The Plan agent will use all funds received from participants to purchase shares of the Fund in the open market on or about the 1st or 15th of each month. The Plan agent will charge each shareholder who participates $.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments approximately 10 days before the 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least 48 hours before such payment is to be invested.

         The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant. A Plan participant may send its share certificates to the Plan agent so that the shares represented by such certificates will be held by the Plan agent in the participant's shareholder account under the Plan.

         In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the transfer agent.


                           DESCRIPTION OF THE SHARES

         The Fund offers by this prospectus, in the aggregate, $       of
common shares. The following is a brief description of the terms of the common shares. This description does not purport to be complete and is qualified by reference to the Fund's Agreement and Declaration of Trust and its By-Laws. For complete terms of the common shares, please refer to the actual terms of such series, which are set forth in the Agreement and Declaration of Trust.

Common Shares

         The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Formation dated as of August 20, 2003. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Though the Fund expects to pay distributions quarterly on the common shares, it is not obligated to do so. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         The Fund has no present intention of offering any additional common shares. Any additional offerings of shares will require approval by the Fund's Board of Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding voting securities.

         The Fund's common shares are expected to be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "GDV".

         The Fund's net asset value per share will be reduced immediately following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Fund. See "Use of Proceeds." Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise.

         Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), distribution stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

         The Fund's common shareholders will vote as a single class to elect the Fund's Board of Trustees (subject to the special voting rights of preferred shares) and on additional matters with respect to which the 1940 Act, the Fund's Declaration of Trust or resolutions adopted by the trustees provide for a vote of the Fund's common shareholders. See"Anti-Takeover Provisions of the Fund's Governing Documents."

Book-Entry

         The common shares will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of common shares may obtain registered certificates by contacting the Transfer Agent.

Preferred Shares

         The Agreement and Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred shares that might be issued.

         The Fund may elect to issue Preferred shares as part of its leverage strategy. If Preferred shares are issued, the Fund currently intends to issue Preferred shares representing approximately 33% of the Fund's net assets immediately after the Preferred shares are issued. The Board of Trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred shares to 50% of the value of the Trust's total assets less liabilities and indebtedness of the Fund. We cannot assure investors, however, that any Preferred shares will be issued. Although the terms of any Preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the Preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term debt instruments, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred shares will be similar to those stated below, although they may differ.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

         Voting Rights. The 1940 Act requires that the holders of any Preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company to an open-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

         The affirmative vote of the holders of a majority of the outstanding Preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of Preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

         Redemption, Purchase and Sale of Preferred Shares By the Trust. The terms of the Preferred shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accumulated dividends per share, (2) the Fund may tender for or purchase Preferred shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of Preferred shares by the Fund will increase that leverage.


           ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS

 The Fund presently has provisions in its Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents") which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund's trustees expires each year, one class of the Fund's trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of trustees will expire. Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Trustees. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of trustees. See "Trustees and Officers." A trustee of the Fund may be removed with or without cause by two-thirds of the remaining trustees and, without cause, by 66 2/3% of the votes entitled to be cast for the election of such trustees. Special voting requirements of 75% of the outstanding voting shares apply to mergers into or a sale of all or substantially all of the Fund's assets and conversion of the Fund into an open-end fund. In addition, after completion of the offering, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

         o merger or consolidation of the Fund with or into any other entity;

         o issuance of any securities of the Fund to any person or entity for cash that would increase such person or entity's holdings in the Fund to a greater percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such person or entity immediately prior to such offering or, in the case of securities offered in respect of another class or series, the percentage of such other class or series beneficially owned by such person or entity immediately prior to such offering;

         o sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

         o sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

         o the purchase of the Fund's common shares by the Fund from any other person or entity other than pursuant to a tender offer equally available to other shareholders;

if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction. Reference is made to the Governing Documents of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions.

         The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

         The Governing Documents of the Fund are on file with the Securities and Exchange Commission. For the full text of these provisions see "Additional Information."


                           CLOSED-END FUND STRUCTURE

         The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

         Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund. We cannot assure you that the Fund will not trade at a discount.


                          REPURCHASE OF COMMON SHARES

         The Fund is a closed-end, non-diversified, management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board of Trustees has authorized such repurchases to be made when the Fund's common shares are trading at a discount from net asset value of 10% or more (or such other percentage as the Board of Trustees of the Fund may determine from time to time). Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

         When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund's expense ratio.


                                   TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31of the calendar year (unless an election is made to use the Fund's fiscal year) and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Taxation of Shareholders

         Distributions paid to you by the Fund from its net investment income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's earning and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding period and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Distributions made to you from an excess of net long-term capital gain over net short-term capital losses ("capital gain distributions"), including capital gain distributions credited to you but retained by the Fund, are taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned Fund shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain distributions and other distributions.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received (including amounts credited as an undistributed capital gain distribution) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical Fund shares are acquired (whether through the automatic reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under the 2003 Tax Act, the maximum tax rate on short-term capital gain is 35% and the maximum tax rate on long-term capital gain is 15%.

         Distributions are taxable to you even though they are reinvested in additional shares of the Fund. If the Fund pays you a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared.

         The Fund is required in certain circumstances to backup withhold on taxable distributions and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.


                           CUSTODIAN, TRANSFER AGENT
                        AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust, the custodian, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

         The transfer agent serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar for the common shares of the Fund.

                                 UNDERWRITING

         Subject to the terms and conditions stated in a purchase agreement dated , 2003, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

                                                                     Number of
                                 Underwriter                       Common Shares
                                 -----------                       -------------

Merrill Lynch, Pierce, Fenner & Smith
               Incorporated........................................
Citigroup Global Markets Inc.......................................
A.G. Edwards & Sons, Inc...........................................
Gabelli & Company, Inc.............................................
Raymond James & Associates, Inc....................................
RBC Dain Rauscher Inc..............................................
Wells Fargo Securities, LLC........................................
Advest, Inc........................................................
BB&T Capital Markets, a division of Scott & Stringfellow, Inc......
H&R Block Financial Advisors, Inc..................................
J.J.B. Hilliard, W.L. Lyons, Inc...................................
Janney Montgomery Scott LLC........................................
Legg Mason Wood Walker, Incorporated...............................
McDonald Investments Inc., a KeyCorp Company.......................
Morgan Keegan & Company, Inc.......................................
Oppenheimer & Co., Inc.............................................
Quick & Reilly, Inc................................................
Ryan Beck & Co.....................................................
Stifel, Nicolaus & Company, Incorporated ..........................
SunTrust Capital Markets, Inc......................................
TD Waterhouse Investor Services, Inc...............................
Wedbush Morgan Securities Inc......................................
Claymore Securities, Inc...........................................
Hennion & Walsh, Inc.
                                                                   -------------
               Total...............................................
                                                                   =============


         The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

         The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $0.90 per share. The sales load the Fund will pay of $4.50 per share is equal to % of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $ per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares purchased on
or before      , 2003.

         The following table shows the public offering price, estimated offering expenses, sales load and proceeds to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                   Per Share      Without Option     With Option
                                   ---------      --------------     -----------

Public offering price.............  $20.00        $                   $

Sales Load........................  $  .90        $                   $

Estimated offering expenses.......  $  .04        $                   $

Proceeds to the Fund
 (after expenses).................  $19.06        $                   $



         The expenses of the offering are estimated at approximately $1,000,000 and are payable by the Fund. The Fund has agreed to pay the underwriters $.0067 per common share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .00334% of the total price to the public of the common shares sold in this offering. The Investment Adviser has agreed to pay the amount by which the Fund's organizational and offering costs (other than the sales load, but including the reimbursement of expenses described in the preceding sentence) exceed $.04 per common share (the "Reimbursement Cap").

Overallotment Option

         The Fund has granted the underwriters an option to purchase up
to     additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

         Until the distribution of the common shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the representative may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.

         If the underwriters create a short position in the common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the common shares to stabilize the price or to reduce a short position may cause the price of the common shares to be higher than it might be in the absence of such purchases.

         Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

         The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the common shares to the underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's Dividend Reinvestment Plan.

         The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

         The common shares will be sold to ensure that New York Stock Exchange distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

         The Investment Adviser has also agreed to pay from its own assets additional compensation to Merrill Lynch. This additional compensation will be paid to Merrill Lynch quarterly in an amount equal to 15% of the Investment Adviser's investment management fees from the Fund in respect of common shares sold in the offering other than certain shares purchased by Gabelli & Company, Inc. or shares sold through Citigroup Global Markets Inc. along with a proportionate amount in respect of any common shares issued pursuant to any rights offering by the Fund that closes on or before the third anniversary of this offering of common shares and in respect of any preferred shares used for investment purposes issued by the Fund. The Investment Adviser has also reached a similar agreement with Citigroup Global Markets Inc. in respect of shares sold in the offering by Citigroup Global Markets Inc. These arrangements will remain in effect during the continuance of the Advisory Agreement or other advisory agreement between the Investment Adviser and the Fund. In consideration of these payments, Merrill Lynch and Citigroup Global Markets Inc. have agreed to provide certain after-market support services to the Investment Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

         The Investment Adviser and the Fund have entered into an agreement with Claymore Securities, Inc., one of the underwriters, pursuant to which Claymore will provide distribution services during the offering, including preparation and review of marketing material and assistance in presentations to other underwriters and selected dealers. In consideration of such services, the Investment Adviser will pay Claymore an amount equal to 12% of the advisory fees received by the Fund in respect of the common shares sold in the offering (other than those sold through Gabelli & Company, Inc. or certain other underwriters, such as Citigroup Global Markets Inc.) for a period of five years after the offering. The Fund also will reimburse Claymore and the Investment Adviser (or its affiliate, Gabelli & Company, Inc., one of the underwriters, which is also providing distribution services during the offering), on a basis subordinate to other organization and offering expenses, for certain of their out-of-pocket offering expenses and payments by Claymore to its commissioned sales personnel to the extent the offering costs (other than the sales load) payable by the Fund plus such reimbursement do not exceed the reimbursement cap equal to .20% of the offering price.

         The total amount of these additional compensation payments and
reimbursements, plus the amount paid by the Fund as the $   per common share
partial reimbursement to the underwriters, will not exceed 4.5% of the total price to the public of the common shares sold in this offering.

         The sum total of all compensation to underwriters in connection with the public offering of common shares, including sales load and all forms of additional compensation to underwriters, will be limited to 9.0% of the total price to the public of the common shares sold in this offering.

         One or more of the underwriters of the common shares may also act as an underwriter of the Fund's preferred shares.

         The address of Merrill Lynch, Pierce, Fenner & Smith, Incorporated is 4 World Financial Center, New York, New York 10080.


                                 LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund in connection with the offering of the common shares, and by Clifford Chance US LLP, New York, New York, counsel to the underwriters. Clifford Chance US LLP may rely on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to matters of Delaware law.


                            ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

         The Fund expects the common shares to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol "GDV". Reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund will be available for inspection at the New York Stock Exchange, 20 Broad Street, New York, New York 10005, as the case may be.

         This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Security and Exchange Commission's web site (http://www.sec.gov).


                        PRIVACY PRINCIPLES OF THE FUND

         The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.


               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

                           TABLE OF CONTENTS OF SAI

         An SAI dated as of      , 2003, has been filed with the Securities and
Exchange Commission and is incorporated by reference in this prospectus. An
SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

                                                                         Page
The Fund ................................................................  B-
Investment Objective and Policies .......................................  B-
Investment Restrictions..................................................  B-
Management of the Fund...................................................  B-
Portfolio Transactions ..................................................  B-
Portfolio Turnover ......................................................  B-
Taxation ................................................................  B-
Net Asset Value..........................................................  B-
General Information......................................................  B-

         No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

                                                                  APPENDIX A

                            CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

--------------------------------------------------------------------------------
Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
--------------------------------------------------------------------------------
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.
--------------------------------------------------------------------------------
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
--------------------------------------------------------------------------------
Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.
           Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
--------------------------------------------------------------------------------
Ba         Bonds that are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
--------------------------------------------------------------------------------
B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers
           (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.
--------------------------------------------------------------------------------
Caa        Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.
--------------------------------------------------------------------------------
Ca         Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
--------------------------------------------------------------------------------
C          Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
--------------------------------------------------------------------------------



STANDARD & POOR'S RATINGS SERVICES

--------------------------------------------------------------------------------
AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
--------------------------------------------------------------------------------
AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.
--------------------------------------------------------------------------------
A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
--------------------------------------------------------------------------------
BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
--------------------------------------------------------------------------------


Speculative Grade

Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

"NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

===============================================================================



         Until       , 2003 (25 days after the date of this prospectus),
all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                [Gabelli Logo]

                                     $[__]

                      THE GABELLI DIVIDEND & INCOME TRUST

                              [__] Common Shares
                             Merrill Lynch & Co.
                                  Citigroup
                          A.G. Edwards & Sons, Inc.
                           Gabelli & Company, Inc.
                                Raymond James
                             RBC Capital Markets
                         Wells Fargo Securities, LLC
                                 Advest, Inc.
        BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
                      H&R Block Financial Advisors, Inc.
                      J.J.B. Hilliard, W.L. Lyons, Inc.
                         Janney Montgomery Scott LLC
                            Legg Mason Wood Walker
                                 Incorporated
                          McDonald Investments Inc.
                        Morgan Keegan & Company, Inc.
                                 Oppenheimer
                             Quick & Reilly, Inc
                               Ryan Beck & Co.
                          Stifel, Nicolaus & Company
                                 Incorporated
                          SunTrust Robinson Humphrey
                                TD Waterhouse
                        Wedbush Morgan Securities Inc.
                          Claymore Securities, Inc.
                            Hennion & Walsh, Inc.















                                  ----------
                                  PROSPECTUS
                                  ----------


                              Merrill Lynch & Co.

                            Gabelli & Company, Inc.
                                  ____, 2003


===============================================================================

===============================================================================

                               Dated [__], 2003

                      THE GABELLI DIVIDEND & INCOME TRUST
                          __________________________

                      STATEMENT OF ADDITIONAL INFORMATION

         The Gabelli Dividend & Income Trust (the "Fund") is a non-diversified, closed-end management investment company that seeks to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying or other income producing securities. In addition, under normal market conditions, at least 50% of its assets will consist of dividend paying equity securities.

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated [__], 2003 (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at 1-800-GABELLI (800-422-3554) or (914) 921-5070. This
SAI incorporates by reference the entire Prospectus.

         The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission (the "SEC") upon payment of the fee prescribed, or inspected at the SEC's office or via its website (www.sec.gov) at no charge.

This Statement of Additional Information is dated [__], 2003.

                               TABLE OF CONTENTS

                                                                         Page

THE FUND..................................................................B-
INVESTMENT OBJECTIVE AND POLICIES.........................................B-
INVESTMENT RESTRICTIONS...................................................B-
MANAGEMENT OF THE FUND....................................................B-
PORTFOLIO TRANSACTIONS....................................................B-
PORTFOLIO TURNOVER........................................................B-
TAXATION..................................................................B-
NET ASSET VALUE...........................................................B-
GENERAL INFORMATION.......................................................B-

                                   THE FUND

         The Gabelli Dividend & Income Trust is a newly organized closed-end non-diversified management investment company organized under the laws of the State of Delaware. The Fund's common shares of beneficial interest, par value $.001 (the "Common Shares"), are expected to be listed on the New York Stock Exchange under the symbol "GDV".

                       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

         The objective of the Fund is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying or other income producing securities. In addition, under normal market conditions, at least 50% of the Fund's assets will consist of dividend paying equity securities. In making stock selections, the Fund's Investment Adviser (as hereinafter defined) looks for securities that have a superior yield, as well as capital gains potential. No assurance can be given that the Fund will achieve its investment objective.


Additional Investment Policies -- Derivative Instruments

         Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund's total assets.

         A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

         A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

         A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

         Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in over-the-counter ("OTC") markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

         As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

         Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), an amount of cash, U.S. government securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

         The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. government securities or other liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

         The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of dividends and distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

         In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

         The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

         Warrants and Rights. The Fund may invest without limit in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund's portfolio.

         Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio.

Additional Risks Relating to Derivative Instruments

         The Investment Adviser is Not Registered as a Commodity Pool Operator. The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

         Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

                            INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class. In the event the Fund were to issue any preferred shares, the approval of a majority of such shares (as defined under the 1940 Act) voting as a separate class would also be required. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

         (1) invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. government securities;

         (2) purchase commodities or commodity contracts if such purchase would result in regulation of the Fund as a commodity pool operator;

         (3) purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

         (4) make loans of money or other property, except that (i) the Fund may acquire debt obligations of any type, enter into repurchase agreements and lend portfolio assets and (ii) the Fund may lend money or other property to other investment companies advised by the Investment Adviser pursuant to a common lending program to the extent permitted by applicable law;

         (5) borrow money, except to the extent permitted by applicable law;

         (6) issue senior securities, except to the extent permitted by applicable law; or

         (7) underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable law in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.


                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser.

         The names and business addresses of the trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies. Trustees who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by an asterisk.



Trustees

                                                                       Number of
  Name (and Age),                                                    Portfolios in         Other
 Position with the     Term of Office           Principal            Fund Complex      Directorships
      Fund and          and Length of        Occupation During        Overseen by         Held by
 Business Address(1)   Time Served(2)         Past Five Years           Trustee           Trustee
--------------------   --------------       -----------------         -------------    -------------
INTERESTED
----------
TRUSTEES:                Since 2003*      Chairman of the Board,             23        Director of
----------                                Chief Executive Officer of                   Morgan Group
+Mario J. Gabelli                         Gabelli Asset Management                     Holdings, Inc.
(61)                                      Inc. and Chief Investment                    (transportation
Trustee and Chief                         Officer of the Investment                    services); Vice
Investment Officer                        Adviser and GAMCO                            Chairman of
                                          Investors, Inc;                              Lynch Corporation
                                          Director/Trustee and Chief                   (diversified
                                          Investment Officer of                        manufacturing
                                          other registered                             company).
                                          investment companies in
                                          the Gabelli fund complex.
                                          Vice Chairman and CEO of
                                          Lynch Interactive Corp.

+Karl Otto Pohl(73)      Since 2003***    Member of the Shareholder          32        Director of
Trustee                                   Committee of Sal.                            Gabelli Asset
                                          Oppenheim Jr. & Cie,                         Management Inc.;
                                          Zurich (private investment                   Chairman,
                                          bank); Former President of                   Incentive
                                          the Deutsche Bundesbank                      Capital and
                                          and Chairman of its                          Incentive Asset
                                          Central Bank Council from                    Management
                                          1980 through 1991;                           (Zurich);
                                          Director/Trustee of other                    Director at Sal.
                                          registered investment                        Oppenheim Jr. &
                                          companies in the Gabelli                     Cie, Zurich
                                          fund complex.


+Edward T. Tokar  (56)   Since 2003***    Chief Executive Officer of          1        Trustee of LEVCO
Trustee                                   Allied Capital Management LLC,               Series Trust;
                                          since 1997; Vice President of                Trustee of D.B.
                                          Honeywell International Inc.,                Hedge Strategies
                                          since 1997.                                  Fund, LLC; Trustee
                                                                                       of Morgan Grenfell
                                                                                       Investment Trust

DISINTERESTED
TRUSTEES:
-------------

Anthony J. Colavita      Since 2003**     President and Attorney at          34        --
(67)                                      law in the law firm of
Trustee                                   Anthony J. Colavita, P.C.
                                          since 1961; Director/Trustee
                                          of other registered investment
                                          companies in the Gabelli
                                          fund complex.

James P. Conn(65)        Since 2003***    Former Managing Director           12        Director of
Trustee                                   and Chief Investment                         LaQuinta Corp.
                                          Officer of Financial                         (hotels) and
                                          Security Assurance                           First Republic
                                          Holdings Ltd., 1992-1998;                    Bank
                                          Director/Trustee of other
                                          registered investment
                                          companies in the Gabelli
                                          fund complex.

Mario d'Urso (63)        Since 2003*      Chairman of Mittel Capital         1         Director of SJPC,
Trustee                                   Markets S.p.A, 2001;                         London
                                          Senator in the Italian
                                          Parliament, 1996-2001.

Frank J.Fahrenkopf, Jr.  Since 2003**     President and CEO of the           4         --
(63)                                      American Gaming
Trustee                                   Association since June
                                          1995; Partner in the law
                                          firm of Hogan & Hartson;
                                          Chairman of International
                                          Trade Practice Group;
                                          Co-Chairman of the
                                          Commission on Presidential
                                          Debates; Former Chairman
                                          of the Republican National
                                          Committee; Director/Trustee of
                                          other registered investment
                                          companies in the Gabelli
                                          fund complex.

Michael J. Melarkey      Since 2003*      Attorney at law in the law         1         Director of the
(53)                                      firm of Avansino,                            Robert S. and
Trustee                                   Melarkey, Knobel & Mulligan.                 Dorothy J. Keyser
                                                                                       Foundation; Director
                                                                                       of Weigand Resources,Inc.

Salvatore M. Salibello   Since 2003***    Certified Public                   1         --
(58)                                      Accountant with the
Trustee                                   accounting firm Salibello
                                          & Broder, since 1978.

Anthonie C. van Ekris    Since 2003**     Managing Director of               19        --
(68)                                      BALMAC International, Inc.
Trustee

Salvatore J. Zizza       Since 2003**     Chairman of Hallmark               11        Director of
(57)                                      Electrical Supplies                          Hollis Eden
Trustee                                   Corp.; Former                                Pharmaceuticals
                                          Executive Vice
                                          President of FMG
                                          Group (OTC) a health-
                                          care provider.


Officers


     Name (and Age), Position               Term of Office                      Principal
        with the Fund and                    and Length of                  Occupation During
        Business Address(1)                 Time Served                      Past Five Years
     ------------------------               --------------                  -----------------

Bruce N. Alpert (51)                          Since 2003             Executive Vice President and
President                                                            Chief Operating Officer of the
                                                                     Investment Adviser since
                                                                     1988; Director and
                                                                     President of Gabelli
                                                                     Advisers, Inc.; Officer
                                                                     of all other registered
                                                                     investment companies in
                                                                     the Gabelli fund complex.

James E. McKee (40)                           Since 2003             Vice President, General
Secretary                                                            Counsel and Secretary of the
                                                                     Gabelli Asset Management Inc.
                                                                     (since 1999) and of GAMCO
                                                                     Investors, Inc. (since 1993);
                                                                     Secretary of all of the registered
                                                                     investment companies in the
                                                                     Gabelli fund complex.

Richard G. Sell, Jr. (53)                     Since 2003             Vice President, Controller of
Treasurer                                                            Gabelli & Company, Inc. since 1998.

Carter W. Austin (36)                         Since 2003             Vice President of the Gabelli
Vice President                                                       Equity Trust since 2000.  Vice
                                                                     President of the Investment Adviser
                                                                     since 1996.

Matthew Hultquist (24)                        Since 2003             Vice President of the Fund
Vice President and Ombudsman                                         since 2003.


_____________________

+        "Interested person" of the Fund, as defined in the 1940 Act. Mr.
         Mario Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Fund and the Investment Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Pohl is an "interested person" of the Fund as a result of his role as director of the parent company of the Investment Adviser. Mr. Tokar is an "interested person" of the Fund as a result of his son's employment by an affiliate of the Investment Adviser.

(1) Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

         * Term expires at the Fund's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         ** Term expires at the Fund's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         *** Term expires at the Fund's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         The Board of Trustees of the Fund are divided into three classes, each class having a term of three years except as described below. Each year the term of office of one class of trustees of the Fund will expire. However, to ensure that the term of a class of the Fund's trustees expires each year, the initial terms of the Fund's trustees will be as follows: the terms of Messrs. Mario J. Gabelli, Michael J. Melarkey and Mario d'Urso as trustees of the Fund expire in 2004; the terms of Messrs. Frank J. Fahrenkopf, Jr., Salvatore J. Zizza, Anthonie C. van Ekris, and Anthony J. Colavita as trustees of the Fund expire in 2005; and the terms of Messrs. James P. Conn, Karl Otto Pohl, Edward T. Tokar, and Salvatore M. Salibello as trustees of the Fund expire in 2006.


 ------------------------------------------------------------------------------------------
| Name of Trustee            |   Dollar Range of Equity  | Aggregate Dollar Range of       |
|                            |   Securities in the Fund  | Equity Securities in all        |
|                            |                           | Registered Investment Companies |
|                            |                           | Overseen by Trustees in the     |
|                            |                           | Fund Complex                    |
 ------------------------------------------------------------------------------------------

 INTERESTED TRUSTEES
 ------------------------------------------------------------------------------------------
| Mario J. Gabelli            |          NA               |       Over $100,000            |
| ----------------------------|---------------------------|--------------------------------|
| Karl Otto Pohl              |          NA               |            None                |
 ------------------------------------------------------------------------------------------

 DISINTERESTED TRUSTEES
 ------------------------------------------------------------------------------------------
| Anthony J. Colavita         |          NA               |       Over $100,000            |
| ----------------------------|---------------------------|--------------------------------|
| James P. Conn               |          NA               |       Over $100,000            |
| ----------------------------|---------------------------|--------------------------------|
|   Mario d'Urso              |          NA               |       Over $100,000            |
| ----------------------------|---------------------------|--------------------------------|
| Frank J. Fahrenkopf, Jr.    |          NA               |        $1 - $10,000            |
| ----------------------------|---------------------------|--------------------------------|
| Michael J. Melarkey         |          NA               |            None                |
| ----------------------------|---------------------------|--------------------------------|
| Salvatore M. Salibello      |          NA               |            None                |
| ----------------------------|---------------------------|--------------------------------|
| Edward T. Tokar             |          NA               |           None                 |
| ----------------------------|---------------------------|--------------------------------|
| Anthonie C. van Ekris       |          NA               |       Over $100,000            |
| ----------------------------|---------------------------|--------------------------------|
| Salvatore J. Zizza          |          NA               |       Over $100,000            |
 ------------------------------------------------------------------------------------------

All shares were valued as of December 31, 2002.

         The Trustees serving on the Fund's Nominating Committee are Messrs. Michael Melarkey, Salvatore Zizza and Anthony Colavita (Chairman). The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. Salvatore Zizza (Chairman), Anthonie van Ekris and Frank Fahrenkopf, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent accountants.

         The Trust also has a Proxy Voting Committee, which, if so determined by the Board of Trustees, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund's portfolio for such period as the Board of Trustees may determine. The Trustees serving on the Proxy Voting Committee are Messrs. [ ], [ ] and [ ].


REMUNERATION OF TRUSTEES AND OFFICERS

         The Fund pays each trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $5,000 per year plus $1000 per board meeting attended in person ($500 if attended telephonically) and $500 per committee meeting attended, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         The following table shows certain compensation information for the trustees and officers of the Fund for the fiscal year ended December 31, 2002. During the Fund's Fiscal Year ending December 31, 2004, it is anticipated that the trustees will earn the following compensation in their capacity as trustees. For the year ended December 31, 2002, the trustees earned set forth below in their capacity as trustees for other funds in the Gabelli fund complex. Other officers who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.


                              COMPENSATION TABLE

                                                                      TOTAL COMPENSATION FROM THE
                                                                       FUND AND FUND COMPLEX PAID
       NAME OF PERSON AND              ESTIMATED COMPENSATION             TO TRUSTEES/
            POSITION                      FROM THE FUND                     OFFICERS*

Mario J. Gabelli, Chairman of
  the Board                                     $    0                        $      0 (22)
Anthony J. Colavita                             $9,500                        $152,286 (33)
James P. Conn                                   $9,500                        $ 53,500 (11)
Mario d'Urso                                    $9,000                        $      0 (1)
Frank J. Fahrenkopf, Jr.                        $9,500                        $ 31,000 (3)
Michael J. Melarkey                             $9,500                        $      0 (1)
Karl Otto Pohl                                  $    0                        $      0 (31)
Salvatore M. Salibello                          $9,000                        $      0 (1)
Edward T. Tokar                                 $9,000                        $      0 (1)
Anthonie C. van Ekris                           $9,500                        $ 67,250 (18)
Salvatore J. Zizza                             $10,500                        $ 73,750 (11)
                                        --------------------
TOTAL                                          $85,000


* Represents the total compensation paid to such persons during the calendar year ended December 31, 2002 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The total does not include, among other things, out of pocket Trustee expenses. The number in parenthesis represents the number of such investment companies.

For his services as Vice President of the Fund, Matthew Hultquist, will receive compensation in an amount to be established by the Board of Trustees.

Indemnification of Officers and Trustees; Limitations on Liability

         The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Agreement and Declaration of Trust of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

         Gabelli Funds, LLC acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Investment Adviser was organized in 1999 and is the successor to Gabelli
Funds, Inc., which was organized in 1980. As of June 30, 2003 the Investment Adviser acted as registered investment advisers to 19 management investment companies with aggregate net assets of $9.3 billion. The Investment Adviser, together with other affiliated investment advisers set forth below, had assets under management totaling approximately $21.9 billion, as of June 30, 2003. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments and as a sub-adviser to management investment companies, having aggregate assets of $10.8 billion under management as of June 30, 2003.
Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Funds (money market funds) and separate accounts having aggregate assets of $1.2 billion under management as of June
30, 2003. Gabelli Advisors, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds, having aggregate assets of $493 million under management as of June 30, 2003.

         Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO Investors Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

         Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense.

         The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

         Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreement was agreed to in principle by the Fund's Board of Trustees at a telephonic meeting of the Board of Trustees held on October 23, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). The 1940 Act requires that the Advisory Agreement be approved by a majority of the Fund's Board of Trustees, including a majority of the trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees. The Board of Trustees will meet in person to ratify, among other things, the approval of the Advisory Agreement prior to the date on which the Fund's registration statement is declared effective.

         In considering whether to agree in principle to the Advisory Agreement, the Fund's non-interested trustees considered, among other factors,
(i) the services provided to the Fund by the Investment Adviser and the sub-administrator, (ii) the Fund's fee and expense data as compared to various benchmarks, a peer group of closed-end funds and the other registered investment companies managed by the Investment Adviser and (iii) the experience and breadth of the investment advisory team expected to be utilized by the Investment Adviser.

         The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.


                            PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Trustees have determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.


                              PORTFOLIO TURNOVER

          Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund anticipates that its annual portfolio turnover rate will be less than 100%.


                                   TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") (a "RIC"). Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other
RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

         Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

         Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

         The Fund may issue Preferred shares. If it does and does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences, the Fund will be required to suspend distributions to the holders of the Common Shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.

Hedging Transactions

         Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gain or loss ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gain or loss is treated as though it was realized and the resulting gain or loss is treated as 60/40 gain or loss.

         Hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain (or loss) realized by the Fund. In addition, loss realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such loss is realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gain or loss from the affected straddle positions may be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

         Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Foreign Taxes

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund intends to invest less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to "pass-through" to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Distributions paid by the Fund from its net investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividends received from U.S. corporations and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares. Capital gain distributions are not eligible for the dividends received deduction. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under the 2003 Tax Act, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

         Shareholders may be entitled to offset their capital gain distributions with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale, exchange or other disposition of shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

         Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         Ordinary income distributions (but not capital gain distributions) paid to shareholders who are non-resident aliens or foreign entities (a "foreign investor") will generally be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met. Foreign investors are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Backup Withholding

         The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares should consult their own tax advisers regarding the purchase, ownership and disposition of common shares.


                                NET ASSET VALUE

         The net asset value of the Fund's shares will be computed based on the market value of the securities it holds and will generally be determined daily as of the close of regular trading on the New York Stock Exchange. The net asset value of the Fund's shares is reported to the financial press on a weekly basis.

         Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser in accordance with guidelines adopted by the Fund. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-U.S. dollar-denominated assets and futures and options).

         Trading takes place in various foreign markets on days which are not Business Days and on which therefore the Fund's net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Investment Adviser, pursuant to procedures established by the Board of Trustees, deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees.

         Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.


                              GENERAL INFORMATION

Book-Entry-Only Issuance

         DTC will act as securities depository for the Common Shares offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Counsel and Independent Accountants

         Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 is special counsel to the Fund in connection with the issuance of the Common Shares.

         [__], serve as auditors of the Fund and will annually render an opinion on the financial statements of the Fund.


                            PROXY VOTING PROCEDURES

         The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund's voting securities in accordance with such procedures. The proxy voting procedures have been filed with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. The proxy voting procedures are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http:// www.sec.gov, and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. In addition, information on how the Fund voted proxies relating to voting securities during the most recent twelve month period is available, upon request, by calling 800-GABELLI (800-422-3554). The proxy voting procedures are also available at http://www.gabelli.com and on the Security and Exchange Commissions website at http://www.sec.gov.


                                CODE OF ETHICS

         The Fund and the Investment Adviser have adopted a code of ethics. This code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client's account, unless such trade is executed on more favorable terms for the client's account and it is determined that such trade will not adversely affect the client's account. Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client's account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http:// www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                              Appendix - Proxy Voting Procedures


                  GABELLI ASSET MANAGEMENT INC. AND AFFILIATES
           ----------------------------------------------------------

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS
           ----------------------------------------------------------



         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003, the members are:

             Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC Ivan Arteaga, Research Analyst
             Caesar M. P. Bryan, Portfolio Manager
             Stephen DeTore, Deputy General Counsel
             Joshua Fenton, Director of Research
             Douglas R. Jamieson, Chief Operating Officer of GAMCO
             James E. McKee, General Counsel
             Karyn M. Nappi, Director of Proxy Voting Services
             William S. Selby, Managing Director of GAMCO
             Howard F. Ward, Portfolio Manager
             Peter D. Zaglio, Senior Vice President

         Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records  prior to the institution of the PROXY EDGE system include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian Account Number
         Adviser or Fund Account Number
         Directors' recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom Name of person posting the vote
         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o  Banks and brokerage firms using the services at ADP:

     A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o  Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.
o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
o  A sample ERISA and Individual contract.
o  A sample of the annual authorization to vote proxies form.
o  A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A
                                PROXY GUIDELINES



                            PROXY VOTING GUIDELINES

                            GENERAL POLICY STATEMENT


It is the policy of GABELLI ASSET MANAGEMENT INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o   Historical responsiveness to shareholders
    This may include such areas as:
    - Paying greenmail
    - Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o   Qualifications
o   Nominating committee in place
o   Number of outside directors on the board
o   Attendance at meetings
o   Overall performance

                             SELECTION OF AUDITORS


In general, we support the Board of Directors' recommendation for auditors.

                          BLANK CHECK PREFERRED STOCK


We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

                                CLASSIFIED BOARD


A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

                        INCREASE AUTHORIZED COMMON STOCK


The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
     - Stock split
     - Stock option or other executive compensation plan
     - Finance growth of company/strengthen balance sheet
     - Aid in restructuring
     - Improve credit rating
     - Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

                              CONFIDENTIAL BALLOT


We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

                               CUMULATIVE VOTING


In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION


We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

                           EQUAL ACCESS TO THE PROXY


The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

                             FAIR PRICE PROVISIONS


Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

                               GOLDEN PARACHUTES


Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive's average annual compensation.

                            ANTI-GREENMAIL PROPOSALS


We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

              LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS


We support the right of shareholders to call a special meeting.

               CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER


This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

                  MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS


Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

                                MILITARY ISSUES


Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                                NORTHERN IRELAND


Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                       OPT OUT OF STATE ANTI-TAKEOVER LAW


This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

  o    State of Incorporation
  o    Management history of responsiveness to shareholders
  o    Other mitigating factors

                                  POISON PILL


In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

                                REINCORPORATION


Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS


Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

 o   Dilution of voting power or earnings per share by more than 10%
 o   Kind of stock to be awarded, to whom, when and how much
 o   Method of payment
 o Amount of stock already authorized but not yet issued under existing stock option plans

                        SUPERMAJORITY VOTE REQUIREMENTS


Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT


Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

                                    PART C

                               OTHER INFORMATION

                  ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements

         Part A

         Report of Independent Accountants. (1)

         Part B

         Statement of Assets and Liabilities. (1)

(2) Exhibits

         (a) Agreement and Declaration of Trust of Registrant(1)
         (b) Amended and Restated By-Laws of Registrant(1)
         (c) Not applicable
         (d) Form of Specimen Share Certificate(2)
         (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant(2)
         (f) Not applicable
         (g) Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC(2)
         (h) Form of Underwriting Agreement(2)
         (i) Not applicable
         (j) Form of Custodian Contract (1)
         (k) Form of Registrar, Transfer Agency and Service Agreement (1)
         (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality(1)
         (m) Not applicable
         (n) (i)  Consent of Independent Auditors(1)
             (ii) Powers of Attorney(2)
         (o) Not applicable
         (p) Form of Initial Subscription Agreement (2)
         (q) Not applicable
         (r) (i)  Codes of Ethics of the Fund and the Investment Adviser(2)
             (ii) Code of Conduct for Chief Executive and Senior Financial
                  Officers(2)

___________________

(1) To be filed by Amendment.
(2) Filed herewith.


Item 25.          Marketing Arrangements

         Reference is made to Exhibit 2(h) to this Registration Statement to be filed by amendment.


Item 26.          Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration
         Statement:


NYSE listing fee..............................................................
SEC Registration fees.........................................................
Printing/engraving expenses...................................................
Accounting fees...............................................................
Legal fees....................................................................
NASD fee......................................................................
Miscellaneous.................................................................
         Total................................................................


Item 27.          Persons Controlled by or Under Common Control with Registrant

         NONE


Item 28.          Number of Holders of Securities as of October [__] , 2003

                                                         Number of Record
Title of Class                                               Holders
--------------                                           ----------------
Common Shares of Beneficial Interest                          0

Item 29.          Indemnification

         [To Come]


Item 30.          Business and Other Connections of Investment Adviser

         The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and trustees of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and trustees during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).


Item 31.          Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian, State Street Bank and
Trust Company,                       , at the offices of the Fund's
Administrator, PFPC, Inc, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, and in part at the offices of [______________].

Item 32.          Management Services

         Not applicable.

Item 33.          Undertakings

         1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.       Not applicable.

         3.       Not applicable.

         4.       Not applicable.

         5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

                  Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

         6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                  SIGNATURES

          As required by the Securities Act of 1933, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 24th day of October, 2003.

                                  THE GABELLI DIVIDEND & INCOME TRUST

                                  By: /s/ Bruce N. Alpert
                                      -----------------------
                                      Bruce N. Alpert
                                      President


                                  By: /s/ Richard C. Sell, Jr.
                                      -----------------------
                                      Richard C. Sell, Jr.
                                      Treasurer


         As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 24th day of October, 2003.


Name                                                   Title

                    Signature

                         *                    Trustee, Chairman and
--------------------------------------------- Chief Investment Officer
Mario J. Gabelli

                        *                     Trustee
---------------------------------------------
Anthony J. Colavita

                        *                     Trustee
---------------------------------------------
James P. Conn

                        *                     Trustee
---------------------------------------------
Mario d'Urso

                        *                     Trustee
---------------------------------------------
Anthonie C. van Ekris

                        *                     Trustee
---------------------------------------------
Frank J. Fahrenkopf, Jr.

                        *                     Trustee
---------------------------------------------
Michael J. Melarkey
                                              Trustee
---------------------------------------------
Karl Otto Pohl

                        *                     Trustee
---------------------------------------------
Salvatore M. Salibello

                                              Trustee
---------------------------------------------
Edward T. Tokar

                        *                     Trustee
---------------------------------------------
Salvatore J. Zizza


/s/ Bruce N. Alpert                               President
---------------------------------------------
Bruce N. Alpert

Attorney-in-Fact

* Pursuant to a Power of Attorney.

                                 EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION

EX-99(a)(i)        Agreement and Declaration of Trust*

EX-99(b)           Amended and Restated By-Laws*

EX-99(d)           Form of Specimen Common Share Certificate

EX-99(e)           Automatic Dividend Reinvestment and Voluntary Cash Purchase
                   Plan

EX-99(g)           Investment Advisory Agreement between Registrant and Gabelli
                   Funds,LLC

EX-99(h)           Form of Underwriting Agreement

EX-99(j) Custodian Agreement between Registrant and State Street Bank and Trust Company*

EX-99(k) Registrar, Transfer Agency and Service Agreement between Registrant and Transfer Agent*

EX-99(1)           Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
                   LLP*

EX-99(n)(i)        Consent of Independent Auditors*

EX-99(n)(ii)       Powers of Attorney

EX-99(p)           Form of Initial Subscription Agreement

EX-99(r)(i)        Code of Ethics

EX-99(r)(ii)       Code of Conduct for Chief Executive and Senior Financial
                   Officers

*To be filed by amendment.